Exhibit 3.1

FILED # C6791-01

MAR 19 2001

IN THE OFFICE OF
[signature]
DEAN HELLER SECRETARY OF STATE

ARTICLES OF INCORPORATION
OF
BROADLEAF CAPITAL PARTNERS

1. **Name of Company:**

Broadleaf Capital Partners

2. **Resident Agent:**

The resident agent of the Company is:

CUSTOM FUND GROUP, INC.
5353 W. Desert Inn Rd., Suite 2117
Las Vegas, Nevada 89146

3. **Board of Directors:**

The Company shall initially have one director (1) who is Robert A. Braner; 2492 Rye Beach Lane, Suite 100, Henderson, Nevada 89052. This individual shall serve as director until their successor or successors have been elected and qualified. The number of directors may be increased or decreased by a duly adopted amendment to the By-Laws of the Corporation.

4. **Authorized Shares:**

The aggregate number of shares which the corporation shall have authority to issue shall consist of 20,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

5. **Preemptive Rights and Assessment of Shares:**

Holders of Common Stock or Preferred Stock of the corporation shall not have any preference, preemptive right or right of subscription to acquire shares of the corporation authorized, issued, or sold, or to be authorized, issued or sold, or to any obligations or shares authorized or issued or to be authorized or issued, and convertible into shares of the corporation, nor to any right of subscription thereto, other than to the extent, if any, the Board of Directors in its sole discretion, may determine from time to time.

The Common Stock of the Corporation, after the amount of the subscription price has been fully paid in, in money, property or services, as the directors shall determine, shall not be subject to assessment to pays the debts of the corporation, nor for any other purpose, and no Common Stock issued as fully paid shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended to provide for such assessment.

6. Directors' and Officers' Liability

A director or officer of the corporation shall not be personally liable to this corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law or (ii) the unlawful payment of dividends. Any repeal or modification of this Article by stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation for acts or omissions prior to such repeal or modification.

7. Indemnity

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the corporation, or who is serving at the request of the corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt By-Laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer

8. Amendments

Subject at all times to the express provisions of Section 5 on the Assessment of Shares, this corporation reserves the right to amend, alter, change, or repeal any provision contained in these Articles of Incorporation or its By-Laws, in the manner now or hereafter prescribed by statute or the Articles of Incorporation or said By-Laws, and all rights conferred upon shareholders are granted subject to this reservation.

9. Power of Directors

In furtherance, and not in limitation of those powers conferred by statute, the Board of Directors is expressly authorized:

(a) Subject to the By-Laws, if any, adopted by the shareholders, to make, alter or repeal the By-Laws of the corporation;

(b) To authorize and caused to be executed mortgages and liens, with or without limitations as to amount, upon the real and personal property of the corporation;

(c) To authorize the guaranty by the corporation of the securities, evidences of indebtedness and obligations of other persons, corporations or business entities;

(d) To set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve;

(e) By resolution adopted by the majority of the whole board, to designate one or more committees to consist of one or more directors of the of the corporation, which, to the extent provided on the resolution or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have name and names as may be stated in the By-Laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

All the corporate powers of the corporation shall be exercised by the Board of Directors except as otherwise herein or in the By-Laws or by law.

IN WITNESS WHEREOF, I hereunder set my hand this Monday, March 19, 2001, hereby declaring and certifying that the facts stated hereinabove are true.

Signature of Incorporator

Name: **Pantelis Langis**
Address: 5353 W. Desert Inn Rd., Suite 2117
Las Vegas, Nevada 89146

Signature: ______________________
Pantelis Langis

State of Nevada)
County of Clark)

This instrument was acknowledged before me on March 19, 2001, by Pantelis Langis.

Signature: ______________________
Notary Public

Notary Public - State of Nevada
County of Clark
CARY MARGOLIS
My Appointment Expires
June 30, 2002
No: 98-3427-1

Certificate of Acceptance of Appointment as Resident Agent: I, Pantelis Langis, on behalf of Custom Fund Group, Inc., (CFG), hereby accept appointment of CFG as the resident agent for the above referenced company.

Signature: ______________________
Pantelis Langis

(#325)

FILED # C 6791-01

APR 10 2002

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

ARTICLES OF MERGER

Filed in the office of	Document Number
Dean Heller	C6791-2001-003
Dean Heller Secretary of State State of Nevada	Filing Date and Time 04/10/2002 12:00 AM
	Entity Number C6791-2001

1. An Agreement and Plan of Merger ("Plan") was executed April 5, 2002 between:

Broadleaf Capital Partners, Inc., a Colorado corpor[illegible]
and
Broadleaf Capital Partners, Inc., a Nevada corporation ("[illegible]

2. Broadleaf-Nevada shall be the surviving corporation.

3. The Plan has been adopted by each constituent entity.

4. The Plan was adopted and approved by the shareholders of Broadleaf-Colorado in accordance with the Colorado Business Corporation Act.

5. The Plan was adopted and approved by the sole initial director of Broadleaf-Nevada. No shareholder approval was required.

6. The executed Plan and the Certificate of Amendment of Broadleaf-Nevada as the surviving corporation are on file at the principal offices of Broadleaf Capital Partners, Inc. at:

2531 San Jacinto Avenue
San Jacinto, CA 92583

Broadleaf Capital Partners, Inc. – a Nevada corporation

Robert A. Braner, *President*

Lisa Martinez, *Secretary*

State of California
County of Riverside

On april 5, 2002, personally appeared before me, ~~a Notary~~ Public, Robert A. Braner and Lisa Martinez who acknowledged that they executed the foregoing instrument.

Notary Public for California

My Commission expires: August 11, 2004

KELLY J. HOPPER
COMM. #1273543
NOTARY PUBLIC - CALIFORNIA
RIVERSIDE COUNTY
My Comm. Exp. August 11, 2004

($150)

FILED # C6791-01

Registry Number: C 6791-01

APR 10 2002

IN THE OFFICE OF
Dean Heller

Filed in the office of	Document Number C6791-2001-004
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 04/10/2002 12:00 AM
	Entity Number C6791-2001

Certificate of Amendment
to Articles of Incorporation
(Before Issuance of Stock)

BROADLEAF CAPITAL PARTNERS

I, the undersigned being the sole initial director, of Broa[...] hereby certify:

(1) That the original Articles of Incorporation were filed on March 19, 2001;

(2) That to the date of this Certificate, no stock of the corporation has been issued;

(3) **That Article 4 of the original Articles of Incorporation is amended to read as follows:**

The total authorized capital of the corporation shall be 250,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.01 per share. The board of directors shall have the authority, without any further approval of the shareholders, to establish the relative rights, preferences and limitations of any class of common or preferred stock. The consideration for the issuance of any shares of capital stock may be paid, in whole or in part, in money, services or other thing of value. The judgment of the directors as to the value of the consideration for the shares shall be conclusive. When the payment of the consideration for the shares has been received by the corporation, such shares shall be deemed fully paid and nonassessable.

Robert A. Braner, *Director*

State of California
County of Riverside

On April 5, 2002, personally appeared before me, a Notary Public, Robert A. Braner, who acknowledged that he executed the foregoing instrument.

KELLY J. HOPPER
COMM. #1273543
NOTARY PUBLIC - CALIFORNIA
RIVERSIDE COUNTY
My Comm. Exp. August 11, 2004

Notary Public for Kelly J. Hopper
My Commission expires: August 11, 2004

04/10/2002 10:52A MLR675 FY02-000-69739

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

C6791-2001

Broadleaf Capital Partners, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF 2004 TO 2005

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Melissa R. Welch
1603 Berendo Dr.
Las Vegas, NV 89123

☑ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

FILED # ____

DEC 17 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 11133H 10 9

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME / ADDRESS	TITLE(S) / CITY	St	Zip
Robert A. Braner	PRESIDENT (OR EQUIVALENT OF)		
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
Melissa R. Welch	SECRETARY (OR EQUIVALENT OF)		
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
Melissa R. Welch	TREASURER (OR EQUIVALENT OF)		
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
Robert A. Braner	DIRECTOR		
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Melissa R. Welch   Title Secretary   Date 12-17-04

12/20/2004 1:03:12 PM $0.00
RL C20041220-0366

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on 09/24/03

FILE NUMBER

C6791-2001

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Broadleaf Capital Partners, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF 2004 TO 2005

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Melissa Welch
1603 Berendo Dr.
Las Vegas, NV 89123

☑ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 11133H 10 9

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Melissa R. Welch	[redacted] (OR EQUIVALENT OF) DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
NAME	TITLE(S)		
Charles Snipes	[redacted] (OR EQUIVALENT OF) DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
NAME	TITLE(S)		
Jason Sunstein	[redacted] (OR EQUIVALENT OF) DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
NAME	TITLE(S)		
Donna Steward	DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239 330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] **Title** Secretary **Date** 9/9/04

FILE NUMBER

C6791-2001

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

Broadleaf Capital Partners, Inc.

(Name of Corporation)

FOR THE FILING PERIOD OF 2004 TO 2005

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Melissa Welch
1603 Berendo Dr.
Las Vegas, NV 89123

☑ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 11133H 10 9

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
NAME	TITLE(S)		
	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
			89146
NAME	TITLE(S)		
Christopher Houghton	[redacted] (OR EQUIVALENT OF) DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146
NAME	TITLE(S)		
Nigel Gordon-Stewart	DIRECTOR		
ADDRESS	CITY	St	Zip
5440 W. Sahara Ave., Suite 202	Las Vegas	NV	89146

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] **Title** Secretary **Date** ~~9/9/04~~ 12-17-04

(PROFIT) ANNUAL LIST OF OFFICER, DIRECTORS AND REGISTERED AGENT OF

FILE NUMBER: C6791-2001

Broadleaf Capital Partners, Inc

NAME OF CORPORATION

FOR THE FILING PERIOD OF 3-31-2008 TO 3-31-2009

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Princeton Research, Inc
3887 Pacific St
Las Vegas, NV 89121

A FORM TO CHANGE REGISTERED AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: www.nvsos.gov

Filed in the office of	Document Number 20080608504-53
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/12/2008 1:33 PM
	Entity Number C6791-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

****YOU MAY NOW FILE YOUR ANNUAL LIST ONLINE AT www.nvsos.gov****

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0000748268

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
J Michael King	PRESIDENT (OR EQUIVALENT OF)	3887 Pacific St	Las Vegas	NV	89121
Donna M Steward	SECRETARY (OR EQUIVALENT OF)	2911 Sante Fe	San Marcos	CA	92069
Donna M Steward	TREASURER (OR EQUIVALENT OF)	2911 Sante Fe	San Marcos	CA	92069
Charles Snipes	DIRECTOR	PO Box 1056	San Marcos	CA	92079

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X J Michael King

Signature of Officer

Title: Pres

Date: 9-11-08

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150101

Filed in the office of	Document Number 20140234918-54
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/31/2014 10:06 AM
	Entity Number C6791-2001

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Broadleaf Capital Partners, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Ninety (90) shares of preferred stock, $0.01 par value per share, are hereby designated Series A Convertible Preferred Stock, having preferences as to dividends and distributions, and rights and preferences, as more particularly described in the attachment hereto. The Series A Convertible Preferred Stock shall have voting rights as required by Nevada Revised Statutes and as set forth in Section 5 of the attachment.
[See attachment]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

**CERTIFICATE OF DESIGNATIONS
OF THE
SERIES A CONVERTIBLE PREFERRED STOCK
(Par Value $0.01)**

OF

BROADLEAF CAPITAL PARTNERS, INC.

The undersigned, a duly authorized officer of Broadleaf Capital Partners, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes (the "NRS"), **DOES HEREBY CERTIFY** that the following resolution was duly adopted by the Company's Board of Directors (the "Board") by unanimous written consent of its directors pursuant to Section 78.315 of the NRS, on March 28, 2014:

WHEREAS, the Company currently has authorized for issuance Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001 per share (the "Common Stock") and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"); and

WHEREAS, the Board has the power, pursuant to Article 4 of the Company's Articles of Incorporation (the "Articles") to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by the resolution or resolutions providing for the issue of such series, the number of shares of each such series, and the voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions; and

WHEREAS, the Board has determined that it is in the best interests of the Company to provide for the designation of Ninety (90) shares of the Preferred Stock as Series A Convertible Preferred Stock, having a par value of $0.01 per share (the "Series A Preferred Stock"), and therefore, it is

RESOLVED, that the Board hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of the Series A Preferred Stock, as follows:

SECTION 1

DESIGNATION AND RANK

1.1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a single series of Preferred Stock, the designation of which shall be Series A Convertible Preferred Stock, having par value $0.01 per share. The number of authorized shares constituting the Series A Preferred Stock is Ninety (90).

1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, winding up or dissolution, the Series A Preferred Stock shall rank senior to the Common Stock.

SECTION 2

DIVIDEND RIGHTS

2.1. Dividends and Distributions. Each holder of shares of Series A Preferred Stock shall be entitled to receive dividends or distributions on each such share of Series A Preferred Stock on an "as converted" into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board.

SECTION 3

LIQUIDATION RIGHTS

3.1 Liquidation Preference. There shall be no preference in favor of the holders of the Series A Preferred Stock over the holders of Common Stock or other series of Preferred Stock upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, "Liquidation"). Upon any Liquidation, the entire net assets of the Company shall be distributed among the holders of the Series A Preferred Stock (on an "as converted basis" into Common Stock), the other series of Preferred Stock subject to the terms of their certificates of designation, and Common Stock, ratably in proportion to each such holder's percentage ownership of the Common Stock of the Company on a fully diluted basis, and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board), or both, at the election of the Board.

SECTION 4

CONVERSION RIGHTS

4.1. Conversion. Each holder of Series A Preferred Stock shall have the right to convert any or all of the shares of Series A Preferred Stock into Common Stock. Each share of Series A Preferred Stock shall be convertible (the "Conversion Rights"), at the option of the holder thereof, at any time, and from time to time, after the date of issuance of such share (subject to Section 4.5 hereof), at the office of the Company or any transfer agent for the Series A Preferred Stock, into those number of shares of Common Stock that equals One percent (1%) of the total number of fully-diluted shares of Common Stock issued and outstanding as of the close of business on the last business day prior to the delivery date of the Notice of Conversion. The shares of Common Stock received upon the exercise of Conversion Rights shall be fully paid and non-assessable shares of Common Stock.

4.2. Adjustments. The Conversion Rights of the Series A Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in this Section 4.2) the holder of Series A Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series A Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holder of Series A Preferred Stock would have been entitled if he had held the number of shares of Common Stock into which the Series A Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of the Series A Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series A Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective. Notwithstanding the foregoing, in no event, however, shall the number of Series A Preferred Stock or the number of shares of Common Stock into which the Series A Preferred Stock is convertible be subject to any adjustment resulting from a reverse split of the Common Stock.

(b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.2(a) above, the holder of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though he was the holder of the number of shares of Common Stock of the Company into which his shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3. Procedures for Conversion.

(a) In order to exercise the Conversion Rights pursuant to Section 4.1 above, the holder shall deliver an irrevocable written notice of such exercise to the Company at its principal office (the "Notice of Conversion"). The holder shall, upon the conversion of Series A Preferred Stock in accordance with this Section 4, surrender the certificate representing such shares of Series A Preferred Stock to the Company, at its principal office, and specify the name or names in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. In case the holder shall specify a name or names other than that of the holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), if any, payable upon the issuance of shares of Common Stock in such name or names. Within five (5) business days of the receipt of the Notice of Conversion, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which the holder shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any Notice of Conversion pursuant to this Section 4.3(a), upon the occurrence of any event specified therein. Upon conversion of a share of Series

A Preferred Stock, such share shall cease to constitute a share of Series A Preferred Stock and shall represent only a right to receive shares of Common Stock into which it has been converted.

(b) Beginning as of the date hereof, the Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon complete the conversion of the shares of Series A Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued shares of Common Stock necessary to satisfy the full conversion of shares of Series A Preferred Stock, then the Company shall call and hold a meeting of the stockholders within thirty (30) calendar days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to stockholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holder of the Series A Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4. **Notices of Record Date.** In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to the holder of Series A Preferred Stock: at least ten (10) calendar days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in this Section 4.4, and in the case of the matters referred to in this Section 4.4 (ii) and (iii), written notice of such impending transaction not later than ten (10) calendar days prior to the stockholders' meeting called to approve such transaction, or ten (10) calendar days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) calendar days after the Company has given the first notice provided for herein or sooner than ten (10) calendar days after the Company has given notice of any material changes provided for herein.

4.5 **Limitations of Conversion**. The Conversion Rights specified herein shall be subject to the following limitations:

(i) The holders of the shares of Series A Preferred Stock may not exercise their Conversion Rights until such time as the Company has sufficient authorized shares of Common Stock in compliance with Section 4.3(b) of this Agreement; and

(ii) No holder of the shares of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 calendar days after the date of such notice).

SECTION 5

VOTING RIGHTS

5.1. **General**. On all matters, the holders of Series A Preferred Stock and the holders of Common Stock shall vote together and not as separate classes and the Series A Preferred Stock shall be counted on an "as converted" basis times 100.. Notwithstanding the foregoing, to the fullest extent permitted by law, the holders of Common Stock shall not be entitled to vote on any proposal, action or amendment that solely affects the rights, powers, preferences, qualifications, powers or restrictions of the Series A Preferred Stock.

SECTION 6

REDEMPTION

6.1. **General**. The Company shall have no right of redemption of the Series A Preferred Stock without the written consent of all holders of the Series A Preferred Stock.

SECTION 7

MISCELLANEOUS

6.1. **Headings of Subdivisions**. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. **Severability of Provisions**. If any right, preference or limitation of the Series A Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

[Remainder of page intentionally left blank. Signatures to follow]

IN WITNESS WHEREOF, this Certificate of Designation for the Series A Convertible Preferred Stock has been executed by a duly authorized officer of the Company on the date set forth below.

Date: March 28, 2014

By: [signature]
Name: J. Michael King
Title: President

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140234920-97
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/31/2014 10:06 AM
	Entity Number C6791-2001

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

Broadleaf Capital Partners, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Three Hundred Thousand (300,000) shares of preferred stock, $0.01 par value per share, are hereby designated Series B Preferred Stock, having preferences as to dividends and distributions, and rights and preferences, as more particularly described in the attachment hereto. The Series B Preferred Stock shall have voting rights as required by Nevada Revised Statutes and as set forth in Section 5 of the attachment. [See attachment]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATIONS
OF THE
SERIES B PREFERRED STOCK
(Par Value $0.01)

OF

BROADLEAF CAPITAL PARTNERS, INC.

The undersigned, a duly authorized officer of Broadleaf Capital Partners, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), in accordance with the provisions of Section 78.1955 of the Nevada Revised Statutes (the "NRS"), **DOES HEREBY CERTIFY** that the following resolution was duly adopted by the Company's Board of Directors (the "Board") by unanimous written consent of its directors pursuant to Section 78.315 of the NRS, on March 28, 2014:

WHEREAS, the Company currently has authorized for issuance Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001 per share (the "Common Stock") and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"); and

WHEREAS, the Board has the power, pursuant to Article 4 of the Company's Articles of Incorporation (the "Articles") to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by the resolution or resolutions providing for the issue of such series, the number of shares of each such series, and the voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions; and

WHEREAS, the Board has determined that it is in the best interests of the Company to provide for the designation of Three Hundred Thousand (300,000) shares of the Preferred Stock as Series B Preferred Stock, having a par value of $0.01 per share (the "Series B Preferred Stock"), and therefore, it is

RESOLVED, that the Board hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of the Series B Preferred Stock, as follows:

SECTION 1

DESIGNATION AND RANK

1.1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a single series of Preferred Stock, the designation of which shall be Series B Preferred Stock, having par value $0.01 per share. The number of authorized shares constituting the Series B Preferred Stock is Three Hundred Thousand (300,000).

1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, winding up or dissolution, the Series B Preferred Stock shall rank senior to the Common Stock, and rank junior to the Company's Series A Convertible Preferred Stock.

SECTION 2

DIVIDEND RIGHTS

2.1 Dividends and Distributions.

(a) The holders of the then outstanding shares of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefor, non-cumulative cash dividends accruing on a daily basis from the date of issuance of the Series B Preferred Stock through and including the date on which such dividends are paid at the annual rate of Six Percent (6%) (the "Applicable Rate") per share of the Series B Preferred Stock. The cash dividends provided for in this Section 2.1(a) are hereinafter referred to as "Base Dividends."

(b) The Company shall not declare any dividend or distribution on or with respect to the Common Stock of the Company without the written consent of the holders of a majority of the issued and outstanding shares of the Series B Preferred Stock.

(c) In addition to the Base Dividends, in the event any dividends are declared or paid or any other distribution is made on or with respect to the Common Stock, the holders of the Series B Preferred Stock as of the record date established by the Board for such dividend or distribution on the Common Stock shall be entitled to receive as additional dividends (the "Additional Dividends") an amount (whether in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends or distribution that such holder would have received had each share of the Series B Preferred Stock been one share of the Common Stock, such Additional Dividends to be payable on the same payment date as the payment date for the Common Stock. The record date for any such Additional Dividends shall be the record date for the applicable dividend or distribution on the Common Stock, and any such Additional Dividend shall be payable to the individual, entity or group in whose name the Series B Preferred Stock is registered at the close of the business day on the applicable record date.

(d) No dividend shall be paid or declared on any share of Common Stock, unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series B Preferred Stock in an amount determined in paragraph (c) hereof. For purposes hereof, the term "dividend" shall include any pro rata distribution by the Company, out of the funds of the Company legally available therefore, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

SECTION 3

LIQUIDATION RIGHTS

3.1. **Liquidation Preference**. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a " Liquidation "), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $1.00 per share of Series B Preferred Stock (the " Liquidation Amount ") plus all declared and unpaid dividends thereon, for each share of Series B Preferred Stock held by them.

3.2. **Pro Rata Distribution**. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series B Preferred Stock, then the entire net assets of the Corporation shall be distributed among the holders of the Series B Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Company's Board of Directors), or both, at the election of the Company's Board of Directors.

3.3. **Merger, Consolidation or Reorganization**. For purposes of this Section 3, a Liquidation shall be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.

SECTION 4

VOTING RIGHTS

4.1. **General**. On all matters, the holders of Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes, and the shares of Series B Preferred Stock shall be entitled to one vote per each share of Series B Preferred Stock. Notwithstanding the foregoing, unless otherwise provided by applicable law, to the fullest extent permitted by law, the holders of Common Stock shall not be entitled to vote on any proposal, action or amendment that solely affects the rights, powers, preferences, qualifications, powers or restrictions of the Series B Preferred Stock.

SECTION 5

REDEMPTION

5.1. **General**. The Company shall have no right of redemption of the Series B Preferred Stock without the written consent of all holders of the Series B Preferred Stock.

SECTION 6

MISCELLANEOUS

6.1. **Headings of Subdivisions.** The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. **Severability of Provisions.** If any right, preference or limitation of the Series B Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3 **Exchange of Shares.** In the event of the spin-off transaction of Legal Capital Corp., a Nevada corporation ("LCC"), as contemplated by that certain Purchase Agreement by and between the Company and Litigation Capital, Inc., a Nevada corporation, dated March ____, 2014 (the "LCC Agreement"), all issued and outstanding shares of Series B Preferred Stock shall be exchanged for shares of preferred stock of LCC as set forth in the LCC Agreement, to the extent that such shares of preferred stock contain the voting and conversion rights set forth in the LCC Agreement.

[Remainder of page intentionally left blank. Signatures to follow]

IN WITNESS WHEREOF, this Certificate of Designation for the Series B Preferred Stock has been executed by a duly authorized officer of the Company on the date set forth below.

Date: March 28, 2014

By: ____________________
Name: J. Michael King
Title: President

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

150301

Filed in the office of	Document Number 20140314791-22
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/29/2014 2:19 PM
	Entity Number C6791-2001

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Broadleaf Capital Partners, Inc,

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

RESOLVED, that the Board hereby adopts the Amended and Restated Certificate of Designations of the Series A Convertible Preferred Stock, $0.01 par value per share, as follows:

[CONTINUED ON ATTACHMENT PAGES]

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS FOR
SERIES A PREFERRED STOCCK
OF
BROADLEAF CAPITAL PARTNERS, INC.

SECTION 1

DESIGNATION AND RANK

1.1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a single series of Preferred Stock, the designation of which shall be Series A Preferred Stock, having par value $0.01 per share. The number of authorized shares constituting the Series A Preferred Stock is Nine Hundred (900).

1.2 Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, winding up or dissolution, the Series A Preferred Stock shall rank senior to the Common Stock.

SECTION 2

DIVIDEND RIGHTS

2.1. Dividends and Distributions. Each holder of shares of Series A Preferred Stock shall be entitled to receive dividends or distributions on each such share of Series A Preferred Stock on an "as converted" into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board.

SECTION 3

LIQUIDATION RIGHTS

3.1 Liquidation Preference. There shall be no preference in favor of the holders of the Series A Preferred Stock over the holders of Common Stock or other series of Preferred Stock upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, "Liquidation"). Upon any Liquidation, the entire net assets of the Company shall be distributed among the holders of the Series A Preferred Stock (on an "as converted basis" into Common Stock), the other series of Preferred Stock subject to the terms of their certificates of designation, and Common Stock, ratably in proportion to each such holder's percentage ownership of the Common Stock of the Company on a fully diluted basis, and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board), or both, at the election of the Board.

SECTION 4

CONVERSION RIGHTS

4.1. Conversion. Each holder of Series A Preferred Stock shall have the right to convert any or all of the shares of Series A Preferred Stock into Common Stock. Each share of Series A Preferred Stock shall be convertible (the "Conversion Rights"), at the option of the holder thereof, at any time, and from time to time, after the date of issuance of such share (subject to Section 4.5 hereof), at the office of the Company or any transfer agent for the Series A Preferred Stock, into One Hundred Thousand (100,000 shares of Common Stock. The shares of Common Stock received upon the exercise of Conversion Rights shall be fully paid and non-assessable shares of Common Stock.

4.2. Adjustments. The Conversion Rights of the Series A Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in this Section 4.2) the holder of Series A Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series A Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holder of Series A Preferred Stock would have been entitled if he had held the number of shares of Common Stock into which the Series A Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of the Series A Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series A Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective. Prior to December 31, 2015, notwithstanding the foregoing, in no event, however, shall the number of Series A Preferred Stock or the number of shares of Common Stock into which the Series A Preferred Stock is convertible be subject to any adjustment resulting from a reverse split of the Common Stock.

(b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.2(a) above, the holder of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though he was the holder of the number of shares of Common Stock of the Company into which his shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3. Procedures for Conversion.

(a) In order to exercise the Conversion Rights pursuant to Section 4.1 above, the holder shall deliver an irrevocable written notice of such exercise to the Company at its principal office (the "Notice of Conversion"). The holder shall, upon the conversion of Series A Preferred Stock in accordance with this Section 4, surrender the certificate representing such shares of Series A Preferred Stock to the Company, at its principal office, and specify the name or names in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. In case the holder shall specify a name or names other than that of the holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), if any, payable upon the issuance of shares of Common Stock in such name or names. Within five (5) business days of the receipt of the Notice of Conversion, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which the holder shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any Notice of Conversion pursuant to this Section 4.3(a), upon the occurrence of any event specified therein. Upon conversion of a share of Series A Preferred Stock, such share shall cease to constitute a share of Series A Preferred Stock and shall represent only a right to receive shares of Common Stock into which it has been converted.

(b) Beginning as of the date hereof, the Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon complete the conversion of the shares of Series A Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued shares of Common Stock necessary to satisfy the full conversion of shares of Series A Preferred Stock, then the Company shall call and hold a meeting of the stockholders within thirty (30) calendar days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to stockholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holder of the Series A Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4. Notices of Record Date. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to the holder of Series A Preferred Stock: at least ten (10) calendar days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in this Section 4.4, and in the case of the matters referred to in this Section 4.4 (ii) and (iii), written notice of such impending transaction not later than ten (10) calendar days prior to the stockholders' meeting called to approve such transaction,

or ten (10) calendar days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) calendar days after the Company has given the first notice provided for herein or sooner than ten (10) calendar days after the Company has given notice of any material changes provided for herein.

4.5 Limitations of Conversion. The Conversion Rights specified herein shall be subject to the following limitations:

(i) The holders of the shares of Series A Preferred Stock may not exercise their Conversion Rights until such time as the Company has sufficient authorized shares of Common Stock in compliance with Section 4.3(b) of this Agreement; and

(ii) No holder of the shares of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 calendar days after the date of such notice).

SECTION 5

VOTING RIGHTS

5.1. General. On all matters, the holders of Series A Preferred Stock and the holders of Common Stock shall vote together and not as separate classes and the Series A Preferred Stock shall be counted on an "as converted" basis times 100.. Notwithstanding the foregoing, to the fullest extent permitted by law, the holders of Common Stock shall not be entitled to vote on any proposal, action or amendment that solely affects the rights, powers, preferences, qualifications, powers or restrictions of the Series A Preferred Stock.

SECTION 6

REDEMPTION

6.1. General. The Company shall have no right of redemption of the Series A Preferred Stock without the written consent of all holders of the Series A Preferred Stock.

SECTION 7

MISCELLANEOUS

6.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. Severability of Provisions. If any right, preference or limitation of the Series A Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

RESOLVED FURTHER, that the Amended and Restated Certificate of Designations shall be effective as of March 31, 2014.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20140369563-19
Ross Miller	Filing Date and Time
Secretary of State	05/20/2014 2:20 PM
State of Nevada	Entity Number
	C6791-2001

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Broadleaf Capital Partners, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Nine Hundred (900) shares of preferred stock, $0.01 par value per share, are hereby designated Series C Convertible Preferred Stock, having preferences as to dividends and distributions, and rights and preferences as more particularly described in the attachment hereto. The Series C Convertible Preferred Stock shall have voting rights as required by the Nevada Revised Statutes and as set forth in Section 5 of the attachment. [See Attachment]

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF BROADLEAF CAPITAL PARTNERS, INC. a Nevada corporation, LIEU OF A SPECIAL MEETING

We, the undersigned, being all of the members of the Board of Directors of Broadleaf Capital Partners, Inc., a corporation organized under the laws of the State of Nevada (the "Corporation"), do by this writing unanimously consent to take the following actions and adopt the following resolutions in accordance with the terms of Section 78.315 of the Nevada Revised Statutes:

WHEREAS, the Company currently has authorized for issuance Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001 per share (the "Common Stock") and Ten Million (10,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"); and

WHEREAS, the Company has previously designated a Series A Preferred Stock consisting of Nine Hundred (900) shares and a Series B Preferred Stock consisting of Three Hundred Thousand (300,000) shares; and

WHEREAS, the Board has the power, pursuant to Article 4 of the Company's Articles of Incorporation (the "Articles") to authorize the issue from time to time of one or more series of Preferred Stock and, with respect to each such series, to fix by the resolution or resolutions providing for the issue of such series, the number of shares of each such series, and the voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions; and

WHEREAS, the Board has determined that it is in the best interests of the Company to provide for the designation of Nine Hundred (900) shares of the Preferred Stock as Series C Convertible Preferred Stock, having a par value of $0.01 per share (the "Series C Preferred Stock"):

WHEREAS, it is the intent of the Company and of the holder of the Series A Preferred Stock to exchange the issued and outstanding shares of Series A Preferred Stock for shares of Series C Preferred Stock and to cancel the shares of the Series A Preferred Stock; and therefore, it is

RESOLVED, that the Board hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of the Series C Preferred Stock, as follows:

SECTION 1

DESIGNATION AND RANK

1.1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a single series of Preferred Stock, the designation of which shall be Series C Convertible Preferred Stock, having par value $0.01 per share. The number of authorized shares constituting the Series C Preferred Stock is Nine Hundred (900).

1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including the distribution of the assets of the Company upon liquidation, winding up or dissolution, the Series C Preferred Stock shall rank senior to the Common Stock.

SECTION 2

DIVIDEND RIGHTS

2.1. Dividends and Distributions. Each holder of shares of Series C Preferred Stock shall be entitled to receive dividends or distributions on each such share of Series C Preferred Stock on an "as converted" into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board.

SECTION 3

LIQUIDATION RIGHTS

3.1 Liquidation Preference. There shall be no preference in favor of the holders of the Series C Preferred Stock over the holders of Common Stock or other series of Preferred Stock upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, "Liquidation"). Upon any Liquidation, the entire net assets of the Company shall be distributed among the holders of the Series C Preferred Stock (on an "as converted basis" into Common Stock), the other series of Preferred Stock subject to the terms of their certificates of designation, and Common Stock, ratably in proportion to each such holder's percentage ownership of the Common Stock of the Company on a fully diluted basis, and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board), or both, at the election of the Board.

SECTION 4

CONVERSION RIGHTS

4.1. Conversion. Each holder of Series C Preferred Stock shall have the right to convert any or all of the shares of Series C Preferred Stock into Common Stock. Each share of Series C Preferred Stock shall be convertible (the "Conversion Rights"), at the option of the holder thereof, at any time, and from time to time, after the date of issuance of such share (subject to Section 4.5 hereof), at the office of the Company or any transfer agent for the Series C Preferred

Stock, into One Hundred Thousand (100,000) shares of Common Stock. The shares of Common Stock received upon the exercise of Conversion Rights shall be fully paid and non-assessable shares of Common Stock.

4.2. Adjustments. The Conversion Rights of the Series C Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:

(a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in this Section 4.2) the holder of Series C Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefore in any agreement relating to the reclassification or recapitalization, upon conversion of the Series C Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holder of Series C Preferred Stock would have been entitled if he had held the number of shares of Common Stock into which the Series C Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of the Series C Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series C Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective. Prior to January 1, 2016, notwithstanding the foregoing, in no event, however, shall the number of Series C Preferred Stock or the number of shares of Common Stock into which the Series C Preferred Stock is convertible be subject to any adjustment resulting from a reverse split of the Common Stock.

(b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends) or options or rights not referred to in Section 4.2(a) above, the holder of the Series C Preferred Stock shall be entitled to a proportionate share of any such distribution as though he was the holder of the number of shares of Common Stock of the Company into which his shares of Series C Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.

4.3. Procedures for Conversion.

(a) In order to exercise the Conversion Rights pursuant to Section 4.1 above, the holder shall deliver an irrevocable written notice of such exercise to the Company at its principal office (the "Notice of Conversion"). The holder shall, upon the conversion of Series C Preferred Stock in accordance with this Section 4, surrender the certificate representing such shares of Series C Preferred Stock to the Company, at its principal office, and specify the name or names in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. In case the holder shall specify a name or names other than that of the holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other

than the holder thereof), if any, payable upon the issuance of shares of Common Stock in such name or names. Within five (5) business days of the receipt of the Notice of Conversion, the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which the holder shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any Notice of Conversion pursuant to this Section 4.3(a), upon the occurrence of any event specified therein. Upon conversion of a share of Series C Preferred Stock, such share shall cease to constitute a share of Series C Preferred Stock and shall represent only a right to receive shares of Common Stock into which it has been converted.

(b) Beginning as of the date hereof, the Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon complete the conversion of the shares of Series C Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued shares of Common Stock necessary to satisfy the full conversion of shares of Series C Preferred Stock, then the Company shall call and hold a meeting of the stockholders within thirty (30) calendar days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to stockholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holder of the Series C Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.

4.4. Notices of Record Date. In the event that the Company shall propose at any time: (i) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (ii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (iii) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to the holder of Series C Preferred Stock: at least ten (10) calendar days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (ii) and (iii) in this Section 4.4, and in the case of the matters referred to in this Section 4.4 (ii) and (iii), written notice of such impending transaction not later than ten (10) calendar days prior to the stockholders' meeting called to approve such transaction, or ten (10) calendar days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) calendar days after the Company has given the first notice provided for herein or sooner than ten (10) calendar days after the Company has given notice of any material changes provided for herein.

4.5 **Limitations of Conversion**. The Conversion Rights specified herein shall be subject to the following limitation: The holders of the shares of Series C Preferred Stock may not exercise their Conversion Rights until such time as the Company has sufficient authorized shares of Common Stock in compliance with Section 4.3(b) of this Agreement.

SECTION 5

VOTING RIGHTS

5.1. General. On all matters, the holders of Series C Preferred Stock and the holders of Common Stock shall vote together and not as separate classes and the Series C Preferred Stock shall be counted on an "as converted" basis times 60. Notwithstanding the foregoing, to the fullest extent permitted by law, the holders of Common Stock shall not be entitled to vote on any proposal, action or amendment that affects the rights, powers, preferences, qualifications, powers or restrictions of the Series C Preferred Stock.

SECTION 6

REDEMPTION

6.1. General. The Company shall have no right of redemption of the Series C Preferred Stock without the written consent of all holders of the Series C Preferred Stock.

SECTION 7

MISCELLANEOUS

6.1. **Headings of Subdivisions.** The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

6.2. **Severability of Provisions.** If any right, preference or limitation of the Series C Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

6.3 **Prohibition on Issuance of Additional Shares of Preferred Stock.** Commencing as of the date hereof, the Company shall not issue any shares of any series of preferred stock without the prior written consent of the Holders of the Series C Preferred Stock.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090401

Filed in the office of	Document Number 20140376003-96
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/22/2014 3:13 PM
	Entity Number C6791-2001

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Broadleaf Capital Partners, Inc.

2. Description of the original document for which correction is being made:

Certificate of Designation - Series C Convertible Preferred Stock

3. Filing date of the original document for which correction is being made: 5-20-14

4. Description of the inaccuracy or defect:

There was a clerical error in the calculation of Voting Rights under Section 5.1, the number should have been 6 instead of 60.

5. Correction of the inaccuracy or defect:

5.1. General. On all matters, the holders of Series C Preferred Stock and the holders of Common Stock shall vote together and not as separate classes and the Series C Preferred Stock shall be counted on an "as converted" basis times 6. Notwithstanding the foregoing, to the fullest extent permitted by law, the holders of Common Stock shall not be entitled to vote on any proposal, action or amendment that solely affects the rights, powers, preferences, qualifications, powers or restrictions of the Series C Preferred Stock.

6. Signature:

X [signature]

Authorized Signature | Secretary Title * | 5-22-14 Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140479992-37
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/01/2014 2:24 PM
	Entity Number C6791-2001

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Broadleaf Capital Partners, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. - Name of Company: The name of the corporation is EnergyTek Corp.

Article 4 – Authorized Shares:. The authorized capital stock of the corporation shall be 510,000,000 shares. The capital stock of the corporation is divided into two classes: (1) Common Stock in the amount of Five Hundred Million (500,000,000) shares, having par value of $0.001 each, and (2) Preferred Stock in the amount of Ten Million (10,000,000) shares, having par value of $0.01 each, with Ninety (90) shares of preferred stock having previously been designated as Series A and Three Hundred Thousand (300,000) shares of preferred stock having previously been designated as Series B. [Continued on Attachment Page]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 76.34%

4. Effective date and time of filing: (optional) Date: 7/22/14 Time: 9:00AM

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Broadleaf Capital Partners, Inc.
Certificate of Amendment to Articles of Incorporation
Attachment Page

The board of directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares subsequent to the issues of shares of that series.

As of the effective date of this Amendment, there shall be a 1 – for – 150 Reverse Split of the issued and outstanding shares of Common Stock, such that each One hundred (150) shares of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One (1) share of the corporation's Common Stock, $0.001 par value (the "New Common Stock"), with any fractional interest rounded up to the nearest whole share.

150301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140675790-51
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/19/2014 11:30 AM
	Entity Number C6791-2001

Amendment to Certificate of Designation After Issuance of Class or Series
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:
EnergyTEK Corp.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:
Series C Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:
WHEREAS, the Board deems it to be in the best interests of the Company to approve amendments to the Company's Certificate of Designations of the Series C Convertible Preferred Stock to establish certain voting rights and limitations on conversion with respect to the Series C Convertible Preferred Stock; and

[continued on attachment pages 1 and 2]

5. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WHEREAS, Section 78.1955(3) of the NRS provides that the certificate of designation of a series of preferred stock established by resolution of a board of directors may be amended by resolution of the board of directors if approved by the stockholders holding a majority of the shares in the series being amended and a majority of each class or series of stock senior to the series being amended; and

WHEREAS, the Board also deems it advisable and in the Company's best interests to approve an amendment to Section 4.5 of the Certificate of Designation of the Series C Convertible Preferred Stock such that such section reads in its entirety as follows ("Amendment 1"):

4.5 Limitations of Conversion.

(a) The Conversion Rights specified herein shall be subject to the following limitation: The holders of the shares of Series C Preferred Stock may not exercise their Conversion Rights until such time as the Company has sufficient authorized shares of Common Stock in compliance with Section 4.3(b) of this Certificate of Designation.

(b) No holder of Series C Preferred Stock shall be entitled to convert the Series C Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice).

WHEREAS, the Board deems it advisable and in the Company's best interests to approve an amendment to the Section 5.1 of the Certificate of Designation of the Series C Convertible Preferred Stock such that such section reads in its entirety as follows ("Amendment 2"):

5.1. General. On all matters submitted to the holders of Common Stock for a vote, the holders of Series C Preferred Stock and the holders of Common Stock shall vote together and not as separate classes. Each holder of Series C Preferred Stock shall be entitled to one (1) vote for each share of Series C Preferred Stock held. Notwithstanding the foregoing, to the fullest extent permitted by law, the holders of Common Stock and other series of preferred stock shall not be entitled to vote on any proposal, action or amendment that affects the rights, powers, preferences, qualifications, powers or restrictions of the Series C Preferred Stock.

WHEREAS, the Board deems it advisable and in the Company's best interests to approve the addition of Section 5.2 to the Certificate of Designation of the Series C Convertible Preferred Stock such that such section reads in its entirety as follows (collectively, with Amendment 1 and Amendment 2, the "Amendments"):

5.2. Approval Rights. Notwithstanding any other terms contained in this Certificate of Designation or the Company's Articles of Incorporation, the Company shall not enter into any transaction or series of transactions, including but not limited to those involving the issuance of securities, that result in or effect a Change in Control of the Company, without first obtaining the written consent of the holders of the Series C Preferred Stock. For the purpose of of this Section 5.2, a "Change in Control" of the Company means when: (i) any person (defined herein to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), other than the Company, or an employee benefit plan established by the Board of Directors, acquires, directly or indirectly, the beneficial ownership

(determined under Rule 13d-3 of the regulations promulgated by the Securities and Exchange Commission under Section 13(d) of the Exchange Act) of securities issued by the Company having fifty percent (50%) or more of the voting power of all of the voting securities issued by the Company in an election of directors at the meeting of the holders of voting securities to be held for such purpose; or (ii) a majority of the directors elected at any meeting of the holders of voting securities of the Company are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; or (iii) the Company merges or consolidates with or transfers substantially all of its assets to another person.

150303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	20150008030-59
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/07/2015 4:55 PM
	Entity Number C6791-2001

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:
EnergyTEK Corp.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:
Series C Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:
WHEREAS, the Board deems it to be in the best interests of the Company to approve an amendment to the Company's Certificate of Designations of the Series C Convertible Preferred Stock to revise the limitations on conversion with respect to the Series C Convertible Preferred Stock; and

[continued on attachment page 1]

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X (signature)

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

WHEREAS, Section 78.1955(3) of the NRS provides that the certificate of designation of a series of preferred stock established by resolution of a board of directors may be amended by resolution of the board of directors if approved by the stockholders holding a majority of the shares in the series being amended and a majority of each class or series of stock senior to the series being amended; and

WHEREAS, the Board also deems it advisable and in the Company's best interests to approve an amendment to Section 4.5 of the Certificate of Designation of the Series C Convertible Preferred Stock such that such section reads in its entirety as follows (the "Amendment"):

4.5 Limitations of Conversion.

(a) The Conversion Rights specified herein shall be subject to the following limitation: The holders of the shares of Series C Preferred Stock may not exercise their Conversion Rights until such time as the Company has sufficient authorized shares of Common Stock in compliance with Section 4.3(b) of this Certificate of Designation.

(b) No holder of Series C Preferred Stock shall be entitled to convert the Series C Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 9.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice).

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	**20160375863-11**
	Filing Date and Time **08/24/2016 3:11 PM**
	Entity Number **C6791-2001**

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

EnergyTEK Corp.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

21,000 shares of preferred stock, $.0.01 par value per share, are hereby designated as Series A-1 Convertible Preferred Stock, having preferences as to dividends and distributions, rights and preferences as more particularly described in the attachment hereto. The Series A-1 Convertible Preferred Stock shall have voting rights as required by Nevada Revised Statutes and as set forth in Section 11 of the attachment.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Jonathan R. Read, CEO

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES A-1 CONVERTIBLE PREFERRED STOCK OF ENERGYTEK CORP.

I, Jonathan Read, hereby certify that I am the Chief Executive Officer and Secretary of EnergyTek Corp. (the "**Corporation**"), a corporation organized and existing under the Nevada Revised Statutes (the "**NRS**"), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Corporation (the "**Board of Directors**") by the Corporation's Articles of Incorporation, as amended (the "**Articles of Incorporation**"), the Board of Directors, by unanimous written consent of its directors pursuant to Article 4 of the Corporation's Articles of Incorporation and Section 78.315 of the NRS, on August 24, 2016, adopted the following resolutions in connection with designating shares of stock as Series A-1 Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board of Directors designates the Series A-1 Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES A-1 CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as "Series A-1 Convertible Preferred Stock" (the "**Preferred Shares**"). The authorized number of Preferred Shares shall be 21,000 shares. Each Preferred Share shall have a par value of $0.01. Capitalized terms not defined herein shall have the meaning as set forth in Section 29 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares which shall include Hudson Bay Master Fund Ltd. as long as it owns any Preferred Shares (the "**Required Holders**") expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 14, all shares of capital stock of the Corporation (other than the Series A Convertible Preferred Stock and the Series C Convertible Preferred Stock) shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as "**Junior Stock**"). The rights of all such shares of capital stock of the Corporation shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separate as a single class, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the "**Senior Preferred Stock**"), other than the Series A Convertible Preferred Stock and the Series C Convertible Preferred Stock, (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively,

the "**Parity Stock**") or (iii) any Junior Stock having a maturity date (or any other date requiring redemption or repayment of such shares of Junior Stock) that is prior to the date no Preferred Shares remain outstanding. In the event of the merger or consolidation of the Corporation with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith. The Series A-1 shall be junior in all respects to the Series A Convertible Preferred Stock and the Series C Convertible Preferred Stock. Notwithstanding anything to the contrary herein, the Corporation may offer and sell a series of Junior Stock which is junior as to liquidation, dividends and redemption as to all outstanding series of preferred stock as of the date this Certificate of Designations is filed with the Nevada Secretary of State (the "Filing Date") (i) for consideration of up to $1,500,000 commencing 91 days after the Filing Date, and (ii) in any lesser or greater amount after 180 days from the Filing Date.

3. Dividends and Distributions. Each Holder of Preferred Shares shall be entitled to receive dividends or distributions on each Preferred Share on an "as converted" into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board of Directors.

4. Conversion. At any time after the Initial Issuance Date, each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder's Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Preferred Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the "**Conversion Rate**"):

(i) "**Conversion Amount**" means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) the Additional Amount thereon and any accrued and unpaid Late Charges with respect to such Stated Value and Additional Amount as of such date of determination.

(ii) "**Conversion Price**" means, with respect to each Preferred Share, as of any Conversion Date or other date of determination,$0.01125, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Optional Conversion. To convert a Preferred Share into shares of Common Stock on any date (a "**Conversion Date**"), a Holder shall deliver (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as **Exhibit I** (the "**Conversion Notice**") to the Corporation. If required by Section 4(c)(iii), within three (3) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Preferred Shares (the "**Preferred Share Certificates**") so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 16). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation, in the form attached hereto as **Exhibit II**, of receipt of such Conversion Notice to such Holder and the Corporation's transfer agent (the "**Transfer Agent**"), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the "**Share Delivery Deadline**"), the Corporation shall (1) provided that the Transfer Agent is participating in The Depository Trust Corporation's ("**DTC**") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(iii) is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate (in accordance with Section 16(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a

conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Corporation's Failure to Timely Convert. If the Corporation shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, to issue to such Holder a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Corporation's share register or to credit such Holder's or its designee's balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of any Conversion Amount (as the case may be) (a "**Conversion Failure**"), then, in addition to all other remedies available to such Holder, (X) the Corporation shall pay in cash to such Holder on each day after the Share Delivery Deadline and during such Conversion Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of an Conversion Notice shall not affect the Corporation's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Corporation shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Corporation's share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder's designee with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's exercise hereunder or pursuant to the Corporation's obligation pursuant to clause (ii) below and if on or after such Share Delivery Deadline such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so is entitled to receive from the Corporation, then, in addition to all other remedies available to such Holder, the Corporation shall, within three (3) Business Days after receipt of such Holder's request and in such Holder's discretion, either: (I) pay cash to such Holder in an amount equal to such Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the "**Buy-In Price**"), at which point the Corporation's obligation to so issue and deliver such certificate or credit such

Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II).

(iii) Registration; Book-Entry. The Corporation shall maintain a register (the "**Register**") for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares (the "**Registered Preferred Shares**"). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Corporation and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Corporation shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 16, provided that if the Corporation does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares to the Corporation unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Corporation as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Corporation shall maintain records showing the Stated Value, dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of a Preferred Share Certificate upon

conversion. If the Corporation does not update the Register to record such Stated Value, dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:

> ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION'S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES A-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES A-1 PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A-1 PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Corporation receives a Conversion Notice from more than one Holder for the same Conversion Date and the Corporation can convert some, but not all, of such Preferred Shares submitted for conversion, the Corporation shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder's Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Corporation shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.

(d) Limitation on Beneficial Ownership. The Corporation shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null

and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 2.49% (the "**Maximum Percentage**") of the shares of Common Stock outstanding immediately after giving effect to such conversion (which provision may be waived by such Holder by written notice from such Holder to theCorporation, which notice shall be effective 61 calendar days after the date of such notice). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Warrants) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d). For purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the "**Reported Outstanding Share Number**"). If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder's beneficial ownership, as determined pursuant to this Section 4(d), to exceed the Maximum Percentage, such Holder must notify the Corporation of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Corporation shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares

so issued by which such Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "**Excess Shares**") shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares.

(e) Triggering Event Conversion.

(i) General. Subject to Section 4(d), at any time during the period commencing on the date of the occurrence of a Triggering Event and ending on the earlier to occur of (x) the date of the cure of such Triggering Event and (y) twenty (20) Trading Days after the date the Corporation delivers written notice to the Holder of such Triggering Event, a Holder may, at such Holder's option, by delivery of a Conversion Notice to the Corporation (the date of any such Conversion Notice, each an "**Triggering Event Conversion Date**"), convert all, or any number of Preferred Shares (such Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e), the "**Triggering Event Conversion Amount**") into shares of Common Stock at the Triggering Event Conversion Price (each, a "**Triggering Event Conversion**").

(ii) Mechanics of Triggering Event Conversion. On any Triggering Event Conversion Date, a Holder may voluntarily convert any Triggering Event Conversion Amount pursuant to Section 4(c) (with "Triggering Event Conversion Price" replacing "Conversion Price" for all purposes hereunder with respect to such Triggering Event Conversion and "Redemption Premium of the Conversion Amount" replacing "Conversion Amount" in clause (x) of the definition of Conversion Rate above with respect to such Triggering Event Conversion) by designating in the Conversion Notice delivered pursuant to this Section 4(e) of this Certificate of Designations that such Holder is electing to use the Triggering Event Conversion Price for such conversion. Notwithstanding anything to the contrary in this Section 4(e), but subject to Section 4(d), until the Corporation delivers shares of Common Stock representing the applicable Triggering Event Conversion Amount to such Holder, such Triggering Event Conversion Amount may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e).

(f) Until the earlier of (1) the date that the Corporation effects a one-for-six combination or reverse stock split or (2) November 30, 2016, the Preferred Shares shall not be convertible into Common Stock, and Holders shall not be entitled to exercise any remedies hereunder.

5. Rights Upon Fundamental Transactions.

(a) Assumption. The Corporation shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Certificate of Designations in accordance with the provisions of this Section 4(f)5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a Stated Value and dividend rate equal to the Stated Value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion or redemption of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7(a) and 13, which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Corporation to waive this Section 5(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares.

6. Redemptions.

(a) Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, the Corporation shall immediately redeem, in cash, each of the Preferred Shares then outstanding at a redemption price (the "**Bankruptcy Redemption Price**") equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate then in effect with respect to the Conversion Amount multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Bankruptcy Triggering Event and ending on the date the Corporation makes the entire payment required to be made under this Section 6(a), without the requirement for any notice or demand or other action by any Holder or any other person or entity, provided that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of such Triggering Event Redemption Price or any other Redemption Price, as applicable.

(b) Change of Control Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the "**Change of Control Date**"), but not prior to the public announcement of such Change of Control, the Corporation shall deliver written notice thereof via facsimile and overnight courier to each Holder (a "**Change of Control Notice**"). At any time during the period beginning after a Holder's receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, such Holder may require the Corporation to redeem all or any portion of such Holder's Preferred Shares by delivering written notice thereof ("**Change of Control Redemption Notice**") to the Corporation, which Change of Control Redemption Notice shall indicate the number of Preferred Shares such Holder is electing to have the Corporation redeem. Each Preferred Share subject to redemption pursuant to this Section 6(b) shall be redeemed by the Corporation in cash at a price equal to the greatest of (i) the product of (w) the Change of Control Redemption Premium multiplied by (y) the Conversion Amount being redeemed, (ii) the product of (x) the Change of Control Redemption Premium multiplied by (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such Holder delivers the Change of Control Redemption Notice by (II) the Conversion Price then in effect and (iii) the product of (y) the Change of Control Redemption Premium multiplied by (z) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon

consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect (the "**Change of Control Redemption Price**"). Redemptions required by this Section 6(b) shall have priority to payments to all other stockholders of the Corporation in connection with such Change of Control. To the extent redemptions required by this Section 6(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Corporation, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6(b), but subject to Section 4(d), until the applicable Change of Control Redemption Price (together with any Late Charges thereon) is paid in full to the applicable Holder, the Preferred Shares submitted by such Holder for redemption under this Section 6(b) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4 or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Corporation's shares of Common Stock pursuant to Section 4. In the event of the Corporation's redemption of any of the Preferred Shares under this Section 6(b), such Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any redemption premium due under this Section 6(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder's actual loss of its investment opportunity and not as a penalty. The Corporation shall make payment of the applicable Change of Control Redemption Price concurrently with the consummation of such Change of Control if a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within two (2) Trading Days after the Corporation's receipt of such notice otherwise (the "**Change of Control Redemption Date**").

(c) Redemption Mechanics. If a Holder has submitted a Change of Control Redemption Notice in accordance with Section 6(b), the Corporation shall deliver the applicable Change of Control Redemption Price to such Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Corporation's receipt of such notice otherwise. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time a Holder is entitled to receive a cash payment, at the option of such Holder delivered in writing to the Corporation, the applicable Redemption Price hereunder shall be increased by the amount of such cash payment owed to such Holder under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Corporation's payment obligation under such other Transaction Document. In the event of a redemption of less than all of the Preferred Shares, the Corporation shall promptly cause to be issued and delivered to such Holder a new Preferred Share Certificate (in accordance with Section 16) representing the number of Preferred Shares which have not been redeemed. In the

event that the Corporation does not pay the applicable Redemption Price to a Holder within the time period required for any reason (including, without limitation, to the extent such payment is prohibited pursuant to the NRS), at any time thereafter and until the Corporation pays such unpaid Redemption Price in full, such Holder shall have the option, in lieu of redemption, to require the Corporation to promptly return to such Holder all or any of the Preferred Shares that were submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Corporation's receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Preferred Shares, and (y) the Corporation shall immediately return the applicable Preferred Share Certificate, or issue a new Preferred Share Certificate (in accordance with Section 16(d)), to such Holder, and in each case the Additional Amount of such Preferred Shares shall be increased by an amount equal to the difference between (1) the applicable Redemption Price (as the case may be, and as adjusted pursuant to this Section 6(c), if applicable) minus (2) the Stated Value portion of the Conversion Amount submitted for redemption.

(d) Redemption by Multiple Holders. Upon the Corporation's receipt of a Redemption Notice from any Holder for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in this Section 6, the Corporation shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to each other Holder by facsimile or electronic mail a copy of such notice. If the Corporation receives one or more Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Corporation's receipt of the initial Redemption Notice and ending on and including the date which is three (3) Business Days after the Corporation's receipt of the initial Redemption Notice and the Corporation is unable to redeem all principal, interest and other amounts designated in such initial Redemption Notice and such other Redemption Notices received during such seven (7) Business Day period, then the Corporation shall redeem a pro rata amount from each Holder based on the principal amount of the Preferred Shares submitted for redemption pursuant to such Redemption Notices received by the Corporation during such seven (7) Business Day period.

7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 below, if at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the "**Purchase Rights**"), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder's right to participate in any such

Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time or times , if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage), at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation.

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "**Corporate Event**"), the Corporation shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the proceeding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares contained in this Certificate of Designations.

8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Initial Issuance Date the Corporation issues or sells, or in accordance with this Section 8(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation, but excluding (1) securities issued (and issuable) in the merger referred to in the last sentence of the definition of Fundamental Transaction, and (2) any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the "**New Issuance Price**") less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the "**Applicable Price**")

(the foregoing a "**Dilutive Issuance**"), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(i) Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 8(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof" shall be equal to (1) the lower of (x) the

sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Initial Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Corporation (as determined by the Required Holders, the "**Primary Security**", and such Option and/or Convertible Security and/or Adjustment Right, the "**Secondary Securities**"), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Corporation either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are

consummated under the same plan of financing), the consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued in such integrated transaction (or was deemed to be issued pursuant to Section 8(a)(i) or 8(a)(ii) above, as applicable) solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (A) the Black Scholes Consideration Value of each such Option, if any, (B) the fair market value (as determined by the Required Holders in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (C) the fair market value (as determined by the Required Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 8(a)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "**Valuation Event**"), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Corporation and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Corporation.

(v) Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible

Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 4(f) or Section 8(a), if the Corporation at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 4(f) or Section 8(a), if the Corporation at any time on or after the Initial Issuance Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Holder's Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(c), if the Corporation in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, "**Variable Price Securities**") that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock pursuant to such Options or Convertible Securities, as applicable, at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the "**Variable Price**"),_the Corporation shall provide written notice thereof via facsimile or electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Corporation enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder's election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.

(d) Stock Combination Event Adjustments. Except for a one-for-six reverse stock split or combination which the Corporation intends to effect on or before November 30, 2016, if at any time and from time to time on or after the Initial Issuance Date there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a "**Stock Combination Event**", and such date thereof, the "**Stock Combination Event Date**") and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 8(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 8(b) above) shall be reduced (but in no event increased) to the Event Market Price.

(e) Other Events. In the event that the Corporation (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 8(c) will increase the Conversion Price as otherwise determined pursuant to this Section 8, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board of Directors and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Corporation. No adjustment shall be made in the event that the merger referred to in the last sentence of the definition of Fundamental Transaction closes.

(f) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest $1/100^{th}$ of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Corporation. The Corporation may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors.

(h) Excluded Securities. No adjustments contained in this Section 8 shall be made upon the sale or issuance of any Excluded Securities sold or deemed to have been sold.

9. Noncircumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue

or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Corporation (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the seventy-five (75) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder's Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d) hereof), the Corporation shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

10. Authorized Shares.

(a) Reservation. Commencing upon the effectiveness of the Corporation's one-for-six reverse stock split or combination, so long as any Preferred Shares remain outstanding, the Corporation shall at all times reserve at least 300% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares then outstanding (without regard to any limitations on conversions) (the "**Required Reserve Amount**"). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the "**Authorized Share Allocation**"). In the event that a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 10(a) and not in limitation thereof, while any of the Preferred Shares remain outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an "**Authorized Share Failure**"), then the Corporation shall immediately take all action necessary to increase the Corporation's authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing

sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Corporation shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. In lieu of a meeting of stockholders, the Corporation may effect_ such action by written consent in accordance with Section 14(c) of the 1934 Act. Except as provided in the first sentence of Section 10(a), in the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the "**Authorized Failure Shares**"), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance and payment under this Section 10(a); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.

11. Voting Rights. Subject to Section 4(d) and the Maximum Percentage, each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such holder's Preferred Shares would be convertible on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. To the extent that under the NRS the vote of the holders of the Preferred Shares, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of all of the shares of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the NRS, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the NRS), voting together in the aggregate and not in separate series unless required under the NRS, shall constitute the approval of such action by both the class or the series, as applicable. Subject to Section 4(d), to the extent that under the NRS holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each Preferred Share shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in Section 4(d) hereof and the Maximum Percentage) using the record date for determining the stockholders of the Corporation eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other

information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Corporation's bylaws and the NRS.

12. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "**Liquidation Funds**"), on an as converted basis prior to holders of the Common Stock, to the extent cash is available (without taking into account any limitations or restrictions on the convertibility of the Preferred Stock).

13. Distribution of Assets. In addition to any adjustments pursuant to Section 8, if the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the "**Distributions**"), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder's right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such rights (and any rights under this Section 13 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

14. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Corporation shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 1, create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Preferred Shares with respect to dividends or

the distribution of assets on the liquidation, dissolution or winding up of the Corporation; (d) purchase, repurchase or redeem any shares of capital stock of the Corporation junior in rank to the Preferred Shares (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board of Directors) with employees giving the Corporation the right to repurchase shares upon the termination of services); (e) without limiting any provision of Section 1, pay dividends or make any other distribution on any shares of any capital stock of the Corporation junior in rank to the Preferred Shares; (f) issue any Preferred Shares or preferred stock other than as provided in Section 2; (g) enter into (i) any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due that involves, either individually or in aggregate with other such agreements, obligations greater than $25,000.00, and (ii) any equipment lease, agreement evidencing purchase money security interests, or other similar transaction in the ordinary course of businessthat involves, either individually or in aggregate with other such agreements, obligations greater than $100,000.00 or (h) without limiting any provision of Section 8, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

15. Transfer of Preferred Shares. A Holder may transfer some or all of its Preferred Shares without the consent of the Corporation.

16. Reissuance of Preferred Certificates.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall surrender the applicable Preferred Share Certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 16(d)), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 16(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred. Such Holder and any assignee, by acceptance of the Preferred Share Certificate, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion or redemption of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Corporation shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 16(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate Exchangeable for Different Denominations. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Corporation, for a new Preferred Share Certificate or Preferred Share Certificate(s) (in accordance with Section 16(d)) representing in the aggregate the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new 16(d) will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate. Whenever the Corporation is required to issue a new Preferred Share Certificate pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate (i) shall represent, as indicated on the face of such Preferred Share Certificate, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate being issued pursuant to Section 16(a) or Section 16(c), the number of Preferred Shares designated by such Holder which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate immediately prior to such issuance of new Preferred Share Certificate), and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate, which is the same as the issuance date of the original Preferred Share Certificate.

17. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder's right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate of Designations. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation's compliance with the terms and conditions of this Certificate of Designations.

18. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this

Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Corporation or other proceedings affecting Corporation creditors' rights and involving a claim under this Certificate of Designations, then the Corporation shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys' fees and disbursements.

19. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations.

20. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 20 shall permit any waiver of any provision of Section 4(d).

21. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, Triggering Event Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable Holder (as the case may be) shall submit the dispute to the other party via facsimile or electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Corporation are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Triggering Event Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable Redemption Price (as the case may be), at any time after the second

(2nd) Business Day following such initial notice by the Corporation or such Holder (as the case may be) of such dispute to the Corporation or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Corporation shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 21 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the "**Dispute Submission Deadline**") (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the "**Required Dispute Documentation**") (it being understood and agreed that if either such Holder or the Corporation fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Corporation and such Holder or otherwise requested by such investment bank, neither the Corporation nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Corporation and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Corporation and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank's resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Corporation expressly acknowledges and agrees that (i) this Section 21 constitutes an agreement to arbitrate between the Corporation and each Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules ("**CPLR**") and that any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 21, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 8(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable

Transaction Document shall serve as the basis for the selected investment bank's resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations, (iv) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 21 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 21 and (v) nothing in this Section 21 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 21).

22. Notices; Currency; Payments.

(a) Notices. The Corporation shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Certificate of Designations will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by e-mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same based on the address provided to the Corporation by each Holder, as the same may be updated from time to time. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(b) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars ("**U.S. Dollars**"), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. "**Exchange Rate**" means, in relation to any

amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Corporation to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Corporation and sent via overnight courier service to such Person at such address as previously provided to the Corporation in writing, provided that such Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Corporation with prior written notice setting out such request and such Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due which is not paid when due shall result in a late charge being incurred and payable by the Corporation in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full ("**Late Charge**").

23. Waiver of Notice. To the extent permitted by law, the Corporation hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations.

24. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by Section 21 above, the Corporation hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Corporation in any other jurisdiction to collect on the Corporation's obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 21. **THE CORPORATION HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO**

REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.

25. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Corporation in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 2425 referred to as the "**Judgment Currency**") an amount due in U.S. dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 25(a)(ii) being hereinafter referred to as the "**Judgment Conversion Date**").

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 25(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Corporation under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

26. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable

provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

27. Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Corporation to the applicable Holder and thus refunded to the Corporation.

28. Stockholder Matters; Amendment.

(a) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Corporation pursuant to the NRS, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Corporation's stockholders or at a duly called meeting of the Corporation's stockholders, all in accordance with the applicable rules and regulations of the NRS. This provision is intended to comply with the applicable sections of the NRS permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the NRS and the Articles of Incorporation.

29. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) "**1934 Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b) "**Additional Amount**" means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid dividends on such Preferred Share.

(c) "**Affiliate**" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) "**Adjustment Right**" means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration

received by the Corporation in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(e) "**Approved Stock Plan**" means any employee benefit plan or agreement which has been approved by the Board of Directors of directors of the Corporation prior to or subsequent to the Initial Issuance Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Corporation in their capacity as such.

(f) "**Attribution Parties**" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Corporation's Common Stock would or could be aggregated with such Holder's and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(g) "**Bankruptcy Triggering Events**" means each of the following events:

(i) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any Subsidiary and, if instituted against the Corporation or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(ii) the commencement by the Corporation or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the

Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(iii) the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Corporation or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any Subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(h) "**Black Scholes Consideration Value**" means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the "OV" function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(i) "**Bloomberg**" means Bloomberg, L.P.

(j) "**Business Day**" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(k) "**Change of Control**" means any Fundamental Transaction other than (i) any merger of the Corporation or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Corporation's voting power immediately prior to such reorganization, recapitalization or reclassification

continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, such holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the Board of Directors of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or any of its Subsidiaries.

(l) "**Change of Control Redemption Premium**" means 120%.

(m) "**Closing Bid Price**" and "**Closing Sale Price**" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Corporation and the Required Holder. If the Corporation and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 21. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(n) "**Common Stock**" means (i) the Corporation's shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(o) "**Convertible Securities**" means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(p) "**Eligible Market**" means The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(q) "**Event Market Price**" means, with respect to any Stock Combination Event Date, 125% of the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) lowest Trading Days during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(r) "**Excluded Securities**" means (i) shares of Common Stock, restricted stock units or standard options to purchase Common Stock issued to directors, officers or employees of the Corporation for services rendered to the Corporation in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Initial Issuance Date, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (other than in accordance with the terms thereof in effect as of the Initial Issuance Date) from the conversion price in effect as of the Initial Issuance Date (whether pursuant to the terms of such Convertible Securities or otherwise), none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Initial Issuance Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Initial Issuance Date), (iv) the shares of Common Stock issuable upon exercise of the Warrants or warrants required to be issued under the Securities Purchase Agreement; provided, that the terms of the Warrants and warrants are not amended, modified or changed on or after the date of their initial issuance (other than antidilution adjustments pursuant to the terms thereof in effect as of the date of their initial issuance), (v) securities issued to any Placement Agent or other registered broker-dealers as reasonable commissions or fees in connection with any financing transactions, (vi) securities issued pursuant to a merger, acquisition or similar transaction; provided that (A) the primary purpose of such issuance is not to raise capital, (B) the purchaser or acquirer of such securities in such issuance solely consists of either (1) the actual participants in such transactions, (2) the actual owners of such assets or securities acquired in such merger,

acquisition or similar transaction, (3) the shareholders, partners or members of the foregoing Persons and (4) Persons whose primary business does not consist of in investing in securities, and (C) the number or amount (as the case may be) of such shares of Common Stock issued to such Person by the Corporation shall not be disproportionate to such Person's actual participation in such strategic licensing or development transactions or ownership of such assets or securities to be acquired by the Corporation (as applicable) or (vii) a strategic transaction approved by a majority of the disinterested directors of the Corporation, provided that (A) any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, (B) the primary purpose of such issuance is not to raise capital, (C) the purchaser or acquirer of such securities in such issuance solely consists of either (1) the actual participants in such strategic transactions, (2) the actual owners of such strategic assets or securities acquired in such merger or acquisition, (3) the shareholders, partners or members of the foregoing Persons and (4) Persons whose primary business does not consist of in investing in securities, and (D) the number or amount (as the case may be) of such shares of Common Stock issued to such Person by the Corporation shall not be disproportionate to such Person's actual participation in such strategic licensing or development transactions or ownership of such strategic assets or securities to be acquired by the Corporation (as applicable).

(s) "**Fundamental Transaction**" means (A) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Corporation is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Corporation or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Corporation to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the

1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Corporation sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Corporation to surrender their shares of Common Stock without approval of the shareholders of the Corporation or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction. Provided, however, it shall not be deemed to be a Fundamental Transaction if the Corporation enters into a subsidiary merger with a limited liability company and issues its members merger consideration consisting of (i) 414 million shares of Common Stock, (ii) warrants to purchase 28 million shares of Common Stock and (iii) contingent warrants only exercisable under certain circumstances and provided further that no more than 32 million shares of Common Stock may be issuable under an Equity Incentive Plan as of the closing of such merger.

(t) "**Group**" means a "group" as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(u) "**Holder**" or "**Holders**" means a holder of Preferred Shares.

(v) "**Holder Pro Rata Amount**" means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders on the Initial Issuance Date.

(w) "**Initial Issuance Date**" means, with respect to each Holder, the date such Holder initially acquired Preferred Shares.

(x) “**Liquidation Event**” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries, taken as a whole.

(y) “**Options**” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(z) “**Parent Entity**” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(aa) “**Person**” means an individual, a limited liability Corporation, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(bb) “**Principal Market**” means the OTCQB.

(cc) “**Redemption Notices**” means, collectively, the Triggering Events Redemption Notices and the Change of Control Redemption Notices, and each of the foregoing, individually, a “**Redemption Notice**.”

(dd) “**Redemption Premium**” means 120%.

(ee) “**Redemption Prices**” means, collectively, Triggering Event Redemption Prices and the Change of Control Redemption Prices, and each of the foregoing, individually, a “**Redemption Price**.”

(ff) “**SEC**” means the Securities and Exchange Commission or the successor thereto.

(gg) “**Securities Purchase Agreement**” means that certain securities purchase agreement relating to the Series A Convertible Preferred Stock to be entered into by and among the Corporation and the subscribers thereto, as may be amended from time in accordance with the terms thereof.

(hh) “**Stated Value**” shall mean $11.25 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(ii) “**Subject Entity**” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(jj) “**Subsidiary**” when used with respect to any Person, means any corporation or other organization, whether incorporated or unincorporated, of which (A)

at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person (through ownership of securities, by contract or otherwise) or (B) such Person or any subsidiary of such Person is a general partner of any general partnership or a manager of any limited liability company.

(kk) "**Successor Entity**" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(ll) "**Trading Day**" means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(mm) "**Triggering Event Conversion Price**" means, as of any Triggering Event Conversion Date, 75% of the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Day period immediately prior to such Triggering Event Conversion Date. All such determinations to be appropriate adjusted for any stock split, stock dividend, stock combination or other similar transaction during such measuring period.

(nn) "**Triggering Events**" means each of the following events:

(i) the suspension from trading or failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) Except as may be provided in a separate written agreement, the Corporation's notice, written or oral, to any holder of Preferred Shares, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof;

(iii) Except as other provided herein, at any time following the tenth (10th) consecutive day that a Holder's Authorized Share Allocation (as defined in Section 10(a) above) is less than 300% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder (without regard to any limitations on conversion set forth in this Certificate of Designations);

(iv) the Corporation's failure to pay any amount when and as due under this Certificate of Designations (including, without limitation, the Corporation's failure to pay any redemption payments or amounts hereunder), or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the NRS), except, in the case of a failure to pay Late Charges when and as due, in each such case only if such failure remains uncured for a period of at least three (3) Trading Days;

(v) the Corporation, on two or more occasions, either (A) fails to cure a Conversion Failure or by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or (B) fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to such Holder upon conversion of Preferred Shares, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;

(vi) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $50,000 of indebtedness of the Corporation or any of its Subsidiaries;

(vii) any Bankruptcy Triggering Event occurs;

(viii) a final judgment or judgments for the payment of money aggregating in excess of $50,000 are rendered against the Corporation and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $150,000 amount set forth above so long as the Corporation provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Corporation or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(ix) the Corporation and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness in excess of $50,000 due to any third

party (other than, with respect to unsecured indebtedness only, payments contested by the Corporation and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of 50,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Corporation or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Corporation or any of its Subsidiaries, individually or in the aggregate;

(x) other than as specifically set forth in another clause of this definition, the Corporation or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days; or

(xi) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Corporation as to whether any Triggering Event has or has not occurred.

(oo) "**VWAP**" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Corporation and the Required Holders. If the Corporation and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 21. All such determinations shall

be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(pp) "**Warrants**" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(qq) "**Warrant Shares**" means, collectively, the shares of Common Stock issuable upon exercise of the Warrants.

30. Disclosure. Upon receipt or delivery by the Corporation of any notice in accordance with the terms of this Certificate of Designations, unless the Corporation has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Corporation believes that a notice contains material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries. If the Corporation or any of its Subsidiaries provides material non-public information to a Holder that is not simultaneously filed in a Current Report on Form 8-K and such Holder has not agreed to receive such material non-public information, the Corporation hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Corporation, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. Nothing contained in this Section 30 shall limit any obligations of the Corporation, or any rights of any Holder.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series A-1 Convertible Preferred Stock of EnergyTek Corp. to be signed by its Chief Executive Officer and Secretary on this 24th day of August, 2016.

ENERGYTEK CORP.

By: ______________________

Jonathan Read, Chief Executive Officer

EXHIBIT I

ENERGYTEK CORP.
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series A-1 Convertible Preferred Stock of EnergyTek Corp. (the "**Certificate of Designations**"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A-1 Convertible Preferred Stock, $0.01 par value per share (the "**Preferred Shares**"), of EnergyTek Corp., a Delaware corporation (the "**Corporation**"), indicated below into shares of common stock, $0.001 value per share (the "**Common Stock**"), of the Corporation, as of the date specified below.

Date of Conversion: ______________________________

Aggregate number of Preferred Shares to be converted ______________________________

Aggregate Stated Value of such Preferred Shares to be converted: ______________________________

Aggregate accrued and unpaid dividends and accrued and unpaid Late Charges with respect to such Preferred Shares and such aggregate dividends to be converted: ______________________________

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED: ______________________________

Please confirm the following information:

Conversion Price: ______________________________

Number of shares of Common Stock to be issued: ______________________________

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ______________________________

____

____

____

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ______________________________

DTC Number: ______________________________

Account Number: ______________________________

Date: ______________ ___, _____

____
Name of Registered Holder

By: ______________________
Name:
Title:

Tax ID:____________________

Facsimile:__________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs ________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ____________, 20__ from the Corporation and acknowledged and agreed to by ______________________.

ENERGYTEK CORP.

By:______________________________
Name:
Title:

150303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number
Barbara K. Cegavske	20160397891-16
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/07/2016 2:13 PM
	Entity Number C6791-2001

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

EnergyTek Corp.

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

RESOLVED, that the Board hereby adopts the Second Amended and Restated Certificate of Designations of the Series A Convertible Preferred Stock, $0.01 par value per share, as follows:

[CONTINUED ON ATTACHMENT PAGES]

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

SECOND AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF ENERGYTEK CORP.

I, Jonathan Read, hereby certify that I am the Chief Executive Officer and Secretary of EnergyTek Corp. (the "**Corporation**"), a corporation organized and existing under the Nevada Revised Statutes (the "**NRS**"), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Corporation (the "**Board of Directors**") by the Corporation's Articles of Incorporation, as amended (the "**Articles of Incorporation**"), the Board of Directors, by unanimous written consent of its directors pursuant to Article 4 of the Corporation's Articles of Incorporation and Section 78.315 of the NRS, on September 6, 2016, adopted the following resolutions in connection with designating shares of stock as Series A Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board of Directors designates the Series A Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK

1. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as "Series A Convertible Preferred Stock" (the "**Preferred Shares**"). The authorized number of Preferred Shares shall be 134,000 shares. Each Preferred Share shall have a par value of $0.01. Capitalized terms not defined herein shall have the meaning as set forth in Section 29 below.

2. Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares which shall include Hudson Bay Master Fund Ltd. as long as it owns any Preferred Shares (the "**Required Holders**") expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 14, all shares of capital stock of the Corporation shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (such junior stock is referred to herein collectively as "**Junior Stock**"). The rights of all such shares of capital stock of the Corporation shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separate as a single class, the Corporation shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively, the "**Senior Preferred Stock**"), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Corporation (collectively,

the "**Parity Stock**") or (iii) any Junior Stock having a maturity date (or any other date requiring redemption or repayment of such shares of Junior Stock) that is prior to the date no Preferred Shares remain outstanding. In the event of the merger or consolidation of the Corporation with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith. Notwithstanding anything to the contrary herein, the Corporation may offer and sell a series of Junior Stock which is junior as to liquidation, dividends and redemption as to all outstanding series of preferred stock as of the date this Certificate of Designations is filed with the Nevada Secretary of State (the "Filing Date") (i) for consideration of up to $1,500,000 commencing 91 days after the Filing Date, and (ii) in any lesser or greater amount after 180 days from the Filing Date.

3. Dividends and Distributions. Each Holder of Preferred Shares shall be entitled to receive dividends or distributions on each Preferred Share on an "as converted" into Common Stock basis as provided in Section 4 hereof when and if dividends are declared on the Common Stock by the Board. Dividends shall be paid in cash or property, as determined by the Board of Directors.

4. Conversion. At any time after the earlier of (i) the Corporation having effected a one-for-six reverse stock split or combination or (ii) November 30, 2016 , each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 4.

(a) Holder's Conversion Right. Subject to the provisions of Section 4(d), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Preferred Shares held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any Preferred Share pursuant to Section 4(a) shall be determined by dividing (x) the Conversion Amount of such Preferred Share by (y) the Conversion Price (the "**Conversion Rate**"):

(i) "**Conversion Amount**" means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) the Additional Amount thereon and any accrued and unpaid Late Charges with respect to such Stated Value and Additional Amount as of such date of determination.

(ii) "**Conversion Price**" means, with respect to each Preferred Share, as of any Conversion Date or other date of determination, $0.0225, subject to adjustment as provided herein.

(c) Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i) Optional Conversion. To convert a Preferred Share into shares of Common Stock on any date (a "**Conversion Date**"), a Holder shall deliver (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as **Exhibit I** (the "**Conversion Notice**") to the Corporation. If required by Section 4(c)(iii), within three (3) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Preferred Shares (the "**Preferred Share Certificates**") so converted as aforesaid (or an indemnification undertaking with respect to the Preferred Shares in the case of its loss, theft or destruction as contemplated by Section 16). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation, in the form attached hereto as **Exhibit II**, of receipt of such Conversion Notice to such Holder and the Corporation's transfer agent (the "**Transfer Agent**"), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the "**Share Delivery Deadline**"), the Corporation shall (1) provided that the Transfer Agent is participating in The Depository Trust Corporation's ("**DTC**") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder's or its designee's balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(iii) is greater than the number of Preferred Shares being converted, then the Corporation shall, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate (in accordance with Section 16(d)) representing the number of Preferred Shares not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a

conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Corporation's Failure to Timely Convert. If the Corporation shall fail, for any reason or for no reason, on or prior to the applicable Share Delivery Deadline, to issue to such Holder a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Corporation's share register or to credit such Holder's or its designee's balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of any Conversion Amount (as the case may be) (a "**Conversion Failure**"), then, in addition to all other remedies available to such Holder, (X) the Corporation shall pay in cash to such Holder on each day after the Share Delivery Deadline and during such Conversion Failure an amount equal to 2% of the product of (A) the sum of the number of shares of Common Stock not issued to such Holder on or prior to the Share Delivery Deadline and to which such Holder is entitled, multiplied by (B) any trading price of the Common Stock selected by such Holder in writing as in effect at any time during the period beginning on the applicable Conversion Date and ending on the applicable Share Delivery Deadline, and (Y) such Holder, upon written notice to the Corporation, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, all, or any portion, of such Preferred Shares that has not been converted pursuant to such Conversion Notice; provided that the voiding of an Conversion Notice shall not affect the Corporation's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 4(c)(ii) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the Corporation shall fail to issue and deliver to such Holder (or its designee) a certificate and register such shares of Common Stock on the Corporation's share register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, the Transfer Agent shall fail to credit the balance account of such Holder or such Holder's designee with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's exercise hereunder or pursuant to the Corporation's obligation pursuant to clause (ii) below and if on or after such Share Delivery Deadline such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so is entitled to receive from the Corporation, then, in addition to all other remedies available to such Holder, the Corporation shall, within three (3) Business Days after receipt of such Holder's request and in such Holder's discretion, either: (I) pay cash to such Holder in an amount equal to such Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the "**Buy-In Price**"), at which point the Corporation's obligation to so issue and deliver such certificate or credit such

Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (II) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder's balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (x) such number of shares of Common Stock multiplied by (y) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (II).

(iii) Registration; Book-Entry. The Corporation shall maintain a register (the "**Register**") for the recordation of the names and addresses of the Holders of each Preferred Share and the Stated Value of the Preferred Shares (the "**Registered Preferred Shares**"). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Corporation and each Holder of the Preferred Shares shall treat each Person whose name is recorded in the Register as the owner of a Preferred Share for all purposes (including, without limitation, the right to receive payments and dividends hereunder) notwithstanding notice to the contrary. A Registered Preferred Share may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Preferred Shares by such Holder thereof, the Corporation shall record the information contained therein in the Register and issue one or more new Registered Preferred Shares in the same aggregate Stated Value as the Stated Value of the surrendered Registered Preferred Shares to the designated assignee or transferee pursuant to Section 16, provided that if the Corporation does not so record an assignment, transfer or sale (as the case may be) of such Registered Preferred Shares within two (2) Business Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any Preferred Shares in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Preferred Shares to the Corporation unless (A) the full or remaining number of Preferred Shares represented by the applicable Preferred Share Certificate are being converted (in which event such certificate(s) shall be delivered to the Corporation as contemplated by this Section 4(c)(iii)) or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of the applicable Preferred Share Certificate. Each Holder and the Corporation shall maintain records showing the Stated Value, dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of a Preferred Share Certificate upon

conversion. If the Corporation does not update the Register to record such Stated Value, dividends and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two (2) Business Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each Preferred Share Certificate shall bear the following legend:

> ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION'S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(iii) THEREOF. THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(iii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(iv) Pro Rata Conversion; Disputes. In the event that the Corporation receives a Conversion Notice from more than one Holder for the same Conversion Date and the Corporation can convert some, but not all, of such Preferred Shares submitted for conversion, the Corporation shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder's Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Corporation shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 21.

(d) Limitation on Beneficial Ownership. The Corporation shall not effect the conversion of any of the Preferred Shares held by a Holder, and such Holder shall not have the right to convert any of the Preferred Shares held by such Holder pursuant to the terms and conditions of this Certificate of Designations and any such conversion shall be null

and void and treated as if never made, to the extent that after giving effect to such conversion, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 2.49% (the "**Maximum Percentage**") of the shares of Common Stock outstanding immediately after giving effect to such conversion (which provision may be waived by such Holder by written notice from such Holder to the Corporation, which notice shall be effective 61 calendar days after the date of such notice). For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and the other Attribution Parties shall include the number of shares of Common Stock held by such Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted Preferred Shares beneficially owned by such Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes, convertible preferred stock or warrants, including the Warrants) beneficially owned by such Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 4(d). For purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of such Preferred Shares without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the "**Reported Outstanding Share Number**"). If the Corporation receives a Conversion Notice from a Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Conversion Notice would otherwise cause such Holder's beneficial ownership, as determined pursuant to this Section 4(d), to exceed the Maximum Percentage, such Holder must notify the Corporation of a reduced number of shares of Common Stock to be purchased pursuant to such Conversion Notice. For any reason at any time, upon the written or oral request of any Holder, the Corporation shall within one (1) Business Day confirm orally and in writing or by electronic mail to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including such Preferred Shares, by such Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to a Holder upon conversion of such Preferred Shares results in such Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares

so issued by which such Holder's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "**Excess Shares**") shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Excess Shares. For purposes of clarity, the shares of Common Stock issuable to a Holder pursuant to the terms of this Certificate of Designations in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert such Preferred Shares pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 4(d) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of such Preferred Shares.

(e) Triggering Event Conversion.

(i) General. Subject to Section 4(d), at any time during the period commencing on the date of the occurrence of a Triggering Event and ending on the earlier to occur of (x) the date of the cure of such Triggering Event and (y) twenty (20) Trading Days after the date the Corporation delivers written notice to the Holder of such Triggering Event, a Holder may, at such Holder's option, by delivery of a Conversion Notice to the Corporation (the date of any such Conversion Notice, each an "**Triggering Event Conversion Date**"), convert all, or any number of Preferred Shares (such Conversion Amount of the Preferred Shares to be converted pursuant to this Section 4(e), the "**Triggering Event Conversion Amount**") into shares of Common Stock at the Triggering Event Conversion Price (each, a "**Triggering Event Conversion**").

(ii) Mechanics of Triggering Event Conversion. On any Triggering Event Conversion Date, a Holder may voluntarily convert any Triggering Event Conversion Amount pursuant to Section 4(c) (with "Triggering Event Conversion Price" replacing "Conversion Price" for all purposes hereunder with respect to such Triggering Event Conversion and "Redemption Premium of the Conversion Amount" replacing "Conversion Amount" in clause (x) of the definition of Conversion Rate above with respect to such Triggering Event Conversion) by designating in the Conversion Notice delivered pursuant to this Section 4(e) of this Certificate of Designations that such Holder is electing to use the Triggering Event Conversion Price for such conversion. Notwithstanding anything to the contrary in this Section 4(e), but subject to Section 4(d), until the Corporation delivers shares of Common Stock representing the applicable Triggering Event Conversion Amount to such Holder, such Triggering Event Conversion Amount may be converted by such Holder into shares of Common Stock pursuant to Section 4(c) without regard to this Section 4(e).

(f) Until the earlier of (1) the date that the Corporation effects a one-for-six combination or reverse stock split or (2) November 30, 2016, the Preferred Shares shall not be convertible into Common Stock, and Holders shall not be entitled to exercise any remedies hereunder.

5. Rights Upon Fundamental Transactions.

(a) Assumption. The Corporation shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a Stated Value and dividend rate equal to the Stated Value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the "Corporation" shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion or redemption of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 7(a) and 13, which shall continue to be receivable thereafter)) issuable upon the conversion or redemption of the Preferred Shares prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. Notwithstanding the foregoing, such Holder may elect, at its sole option, by delivery of written notice to the Corporation to waive this Section 5(a) to permit the Fundamental Transaction without the assumption of the Preferred Shares. The provisions of this Section 5(a) shall apply similarly and equally to successive Fundamental Transactions and shall be

applied without regard to any limitations on the conversion or redemption of the Preferred Shares.

6. Redemptions.

(a) Mandatory Redemption upon Bankruptcy Triggering Event. Notwithstanding anything to the contrary herein, and notwithstanding any conversion that is then required or in process, upon any Bankruptcy Triggering Event, the Corporation shall immediately redeem, in cash, each of the Preferred Shares then outstanding at a redemption price (the "**Bankruptcy Redemption Price**") equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed multiplied by (B) the Redemption Premium and (ii) the product of (X) the Conversion Rate then in effect with respect to the Conversion Amount multiplied by (Y) the product of (1) the Redemption Premium multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Bankruptcy Triggering Event and ending on the date the Corporation makes the entire payment required to be made under this Section 6(a), without the requirement for any notice or demand or other action by any Holder or any other person or entity, provided that a Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Triggering Event, in whole or in part, and any such waiver shall not affect any other rights of such Holder or any other Holder hereunder, including any other rights in respect of such Bankruptcy Triggering Event, any right to conversion, and any right to payment of such Triggering Event Redemption Price or any other Redemption Price, as applicable.

(b) Change of Control Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the "**Change of Control Date**"), but not prior to the public announcement of such Change of Control, the Corporation shall deliver written notice thereof via facsimile and overnight courier to each Holder (a "**Change of Control Notice**"). At any time during the period beginning after a Holder's receipt of a Change of Control Notice or such Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to such Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, such Holder may require the Corporation to redeem all or any portion of such Holder's Preferred Shares by delivering written notice thereof ("**Change of Control Redemption Notice**") to the Corporation, which Change of Control Redemption Notice shall indicate the number of Preferred Shares such Holder is electing to have the Corporation redeem. Each Preferred Share subject to redemption pursuant to this Section 6(b) shall be redeemed by the Corporation in cash at a price equal to the greatest of (i) the product of (w) the Change of Control Redemption Premium multiplied by (y) the Conversion Amount being redeemed, (ii) the product of (x) the Change of Control Redemption Premium multiplied by (y) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such Holder delivers the Change of

Control Redemption Notice by (II) the Conversion Price then in effect and (iii) the product of (y) the Change of Control Redemption Premium multiplied by (z) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon consummation of such Change of Control (any such non-cash consideration constituting publicly-traded securities shall be valued at the highest of the Closing Sale Price of such securities as of the Trading Day immediately prior to the consummation of such Change of Control, the Closing Sale Price of such securities on the Trading Day immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of such securities on the Trading Day immediately prior to the public announcement of such proposed Change of Control) divided by (II) the Conversion Price then in effect (the "**Change of Control Redemption Price**"). Redemptions required by this Section 6(b) shall have priority to payments to all other stockholders of the Corporation in connection with such Change of Control. To the extent redemptions required by this Section 6(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Preferred Shares by the Corporation, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 6(b), but subject to Section 4(d), until the applicable Change of Control Redemption Price (together with any Late Charges thereon) is paid in full to the applicable Holder, the Preferred Shares submitted by such Holder for redemption under this Section 6(b) may be converted, in whole or in part, by such Holder into Common Stock pursuant to Section 4 or in the event the Conversion Date is after the consummation of such Change of Control, stock or equity interests of the Successor Entity substantially equivalent to the Corporation's shares of Common Stock pursuant to Section 4. In the event of the Corporation's redemption of any of the Preferred Shares under this Section 6(b), such Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for a Holder. Accordingly, any redemption premium due under this Section 6(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of such Holder's actual loss of its investment opportunity and not as a penalty. The Corporation shall make payment of the applicable Change of Control Redemption Price concurrently with the consummation of such Change of Control if a Change of Control Redemption Notice is received prior to the consummation of such Change of Control and within two (2) Trading Days after the Corporation's receipt of such notice otherwise (the "**Change of Control Redemption Date**").

(c) Redemption Mechanics. If a Holder has submitted a Change of Control Redemption Notice in accordance with Section 6(b), the Corporation shall deliver the applicable Change of Control Redemption Price to such Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Corporation's receipt of such notice otherwise. Notwithstanding anything herein to the contrary, in connection with any redemption hereunder at a time a Holder is entitled to receive a cash payment under any of the other Transaction Documents, at the option of such Holder delivered in writing to the Corporation, the applicable Redemption Price hereunder shall be increased by the amount of such cash payment owed to such Holder

under such other Transaction Document and, upon payment in full or conversion in accordance herewith, shall satisfy the Corporation's payment obligation under such other Transaction Document. In the event of a redemption of less than all of the Preferred Shares, the Corporation shall promptly cause to be issued and delivered to such Holder a new Preferred Share Certificate (in accordance with Section 16) representing the number of Preferred Shares which have not been redeemed. In the event that the Corporation does not pay the applicable Redemption Price to a Holder within the time period required for any reason (including, without limitation, to the extent such payment is prohibited pursuant to the NRS), at any time thereafter and until the Corporation pays such unpaid Redemption Price in full, such Holder shall have the option, in lieu of redemption, to require the Corporation to promptly return to such Holder all or any of the Preferred Shares that were submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Corporation's receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Preferred Shares, and (y) the Corporation shall immediately return the applicable Preferred Share Certificate, or issue a new Preferred Share Certificate (in accordance with Section 16(d)), to such Holder, and in each case the Additional Amount of such Preferred Shares shall be increased by an amount equal to the difference between (1) the applicable Redemption Price (as the case may be, and as adjusted pursuant to this Section 6(c), if applicable) minus (2) the Stated Value portion of the Conversion Amount submitted for redemption.

(d) Redemption by Multiple Holders. Upon the Corporation's receipt of a Redemption Notice from any Holder for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in this Section 6, the Corporation shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to each other Holder by facsimile or electronic mail a copy of such notice. If the Corporation receives one or more Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Corporation's receipt of the initial Redemption Notice and ending on and including the date which is three (3) Business Days after the Corporation's receipt of the initial Redemption Notice and the Corporation is unable to redeem all principal, interest and other amounts designated in such initial Redemption Notice and such other Redemption Notices received during such seven (7) Business Day period, then the Corporation shall redeem a pro rata amount from each Holder based on the principal amount of the Preferred Shares submitted for redemption pursuant to such Redemption Notices received by the Corporation during such seven (7) Business Day period.

7. Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 8 below, if at any time the Corporation grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of any class of Common Stock (the "**Purchase Rights**"), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete

conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder's right to participate in any such Purchase Right would result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time or times , if ever, as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage), at which time or times such Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right to be held similarly in abeyance) to the same extent as if there had been no such limitation.

(b) Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "**Corporate Event**"), the Corporation shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant the proceeding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 7 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of the Preferred Shares contained in this Certificate of Designations.

8. Rights Upon Issuance of Other Securities.

(a) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Corporation issues or sells, or in accordance with this Section 8(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the

account of the Corporation, but excluding (1) securities issued (and issuable) in the merger referred to in the last sentence of the definition of Change of Control, and (2) any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the "**New Issuance Price**") less than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the "**Applicable Price**") (the foregoing a "**Dilutive Issuance**"), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 8(a)), the following shall be applicable:

(i) Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(a)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms thereof or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the

Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 8(a)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 8(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 8(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 8(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv) Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the

Corporation (as determined by the Required Holders, the "**Primary Security**", and such Option and/or Convertible Security and/or Adjustment Right, the "**Secondary Securities**"), together comprising one integrated transaction (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Corporation either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing), the consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued in such integrated transaction (or was deemed to be issued pursuant to Section 8(a)(i) or 8(a)(ii) above, as applicable) solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (A) the Black Scholes Consideration Value of each such Option, if any, (B) the fair market value (as determined by the Required Holders in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (C) the fair market value (as determined by the Required Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 8(a)(iv). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value), the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "**Valuation Event**"), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Corporation

and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Corporation.

(v) Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 4(f) or Section 8(a), if the Corporation at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 4(f) or Section 8(a), if the Corporation at any time on or after the Subscription Date combines (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c) Holder's Right of Adjusted Conversion Price. In addition to and not in limitation of the other provisions of this Section 8(c) or the Securities Purchase Agreement,, if the Corporation in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, "**Variable Price Securities**") that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock pursuant to such Options or Convertible Securities, as applicable, at a price which varies or may vary with the market price of the shares of Common Stock, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the "**Variable Price**"), the Corporation shall provide written notice thereof via facsimile or electronic mail and overnight courier to each Holder on the date of such agreement and/or the issuance of such shares of Common Stock, Convertible Securities or Options, as applicable. From and after the date the Corporation enters into such agreement or issues any such Variable Price Securities, each Holder shall have the right, but not the obligation, in its sole

discretion to substitute the Variable Price for the Conversion Price upon conversion of the Preferred Shares by designating in the Conversion Notice delivered upon any conversion of Preferred Shares that solely for purposes of such conversion such Holder is relying on the Variable Price rather than the Conversion Price then in effect. A Holder's election to rely on a Variable Price for a particular conversion of Preferred Shares shall not obligate such Holder to rely on a Variable Price for any future conversions of Preferred Shares.

(d) Stock Combination Event Adjustments. Except for a one-for-six reverse stock split or combination which the Corporation intends to effect on or before November 30, 2016, if at any time and from time to time on or after the Subscription Date there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the Common Stock (each, a "**Stock Combination Event**", and such date thereof, the "**Stock Combination Event Date**") and the Event Market Price is less than the Conversion Price then in effect (after giving effect to the adjustment in Section 8(b) above), then on the sixteenth (16th) Trading Day immediately following such Stock Combination Event Date, the Conversion Price then in effect on such sixteenth (16th) Trading Day (after giving effect to the adjustment in Section 8(b) above) shall be reduced (but in no event increased) to the Event Market Price.

(e) Other Events. In the event that the Corporation (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 8(c) will increase the Conversion Price as otherwise determined pursuant to this Section 8, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board of Directors and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Corporation. No adjustment shall be made in the event that the merger referred to in the last sentence of the definition of Change of Control closes.

(f) Calculations. All calculations under this Section 8 shall be made by rounding to the nearest cent or the nearest $1/100^{th}$ of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g) Voluntary Adjustment by Corporation. The Corporation may at any time any Preferred Shares remain outstanding, with the prior written consent of the Required Holders, reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors.

(h) Excluded Securities. No adjustments contained in this Section 8 shall be made upon the sale or issuance of any Excluded Securities sold or deemed to have been sold.

9. Noncircumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its articles of incorporation (as defined in the Securities Purchase Agreement), Bylaws (as defined in the Securities Purchase Agreement) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations or the other Transaction Documents, the Corporation (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (c) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein). Notwithstanding anything herein to the contrary, if after the seventy-five (75) calendar day anniversary of the Initial Issuance Date, each Holder is not permitted to convert such Holder's Preferred Shares in full for any reason (other than pursuant to restrictions set forth in Section 4(d) hereof), the Corporation shall use its best efforts to promptly remedy such failure, including, without limitation, obtaining such consents or approvals as necessary to effect such conversion into shares of Common Stock.

10. Authorized Shares.

(a) Reservation. Commencing upon the effectiveness of the Corporation's one-for-six reverse stock split or combination, so long as any Preferred Shares remain outstanding, the Corporation shall at all times reserve at least 300% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares then outstanding (without regard to any limitations on conversions) (the "**Required Reserve Amount**"). The Required Reserve Amount (including, without limitation, each increase in the number of shares so reserved) shall be allocated pro rata among the Holders based on the number of the Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares, as the case may be (the "**Authorized Share Allocation**"). In the event that a Holder shall sell or otherwise transfer any of such Holder's Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of the Preferred Shares then held by the Holders.

(b) Insufficient Authorized Shares. If, notwithstanding Section 10(a) and not in limitation thereof, while any of the Preferred Shares remain outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an "**Authorized Share Failure**"), then the Corporation shall immediately take all action necessary to increase the Corporation's authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Corporation shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. In lieu of a meeting of stockholders, the Corporation may effect_ such action by written consent in accordance with Section 14(c) of the 1934 Act. Except as provided in the first sentence of Section 10(a), in the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the "**Authorized Failure Shares**"), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance and payment under this Section 10(a); and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorized Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith. Nothing contained in Section or this Section shall limit any obligations of the Corporation under any provision of the Securities Purchase Agreement.

11. Voting Rights. Subject to Section 4(d) and the Maximum Percentage, each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such holder's Preferred Shares would be convertible on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. To the extent that under the NRS the vote of the holders of the Preferred Shares, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of all of the shares of the Preferred Shares, voting together in the aggregate and not in separate series unless required under the NRS, represented at a duly held meeting at which a quorum is presented or by written consent of the Required Holders (except as otherwise may be required under the NRS), voting

together in the aggregate and not in separate series unless required under the NRS, shall constitute the approval of such action by both the class or the series, as applicable. Subject to Section 4(d), to the extent that under the NRS holders of the Preferred Shares are entitled to vote on a matter with holders of shares of Common Stock, voting together as one class, each Preferred Share shall entitle the holder thereof to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified in Section 4(d) hereof and the Maximum Percentage) using the record date for determining the stockholders of the Corporation eligible to vote on such matters as the date as of which the Conversion Price is calculated. Holders of the Preferred Shares shall be entitled to written notice of all stockholder meetings or written consents (and copies of proxy materials and other information sent to stockholders) with respect to which they would be entitled by vote, which notice would be provided pursuant to the Corporation's bylaws and the NRS.

12. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the "**Liquidation Funds**"), before any amount shall be paid to the holders of any of shares of Junior Stock, but pari passu with any Parity Stock then outstanding, an amount per Preferred Share equal to the greater of (A) the Conversion Amount thereof on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Shares into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Corporation shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Corporation to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section applies.

13. Distribution of Assets. In addition to any adjustments pursuant to Section 8, if the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the "**Distributions**"), then each Holder, as holders of Preferred Shares, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that such Holder's right to participate in any such Distribution would result in such Holder and the other Attribution Parties exceeding the

Maximum Percentage, then such Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such shares of Common Stock as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for such Holder until such time or times as its right thereto would not result in such Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times, if any, such Holder shall be granted such rights (and any rights under this Section 13 on such initial rights or on any subsequent such rights to be held similarly in abeyance) to the same extent as if there had been no such limitation).

14. Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Corporation shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 1, create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Preferred Shares with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation; (d) purchase, repurchase or redeem any shares of capital stock of the Corporation junior in rank to the Preferred Shares (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board of Directors) with employees giving the Corporation the right to repurchase shares upon the termination of services); (e) without limiting any provision of Section 1, pay dividends or make any other distribution on any shares of any capital stock of the Corporation junior in rank to the Preferred Shares; (f) issue any Preferred Shares or preferred stock other than as provided in Section 2; (g) enter into (i) any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due that involves, either individually or in aggregate with other such agreements, obligations greater than $25,000.00, and (ii) any equipment lease, agreement evidencing purchase money security interests, or other similar transaction in the ordinary course of business that involves, either individually or in aggregate with other such agreements, obligations greater than $100,000.00 or (h) without limiting any provision of Section 8, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

15. Transfer of Preferred Shares. A Holder may transfer some or all of its Preferred Shares without the consent of the Corporation.

16. Reissuance of Preferred Certificates.

(a) Transfer. If any Preferred Shares are to be transferred, the applicable Holder shall surrender the applicable Preferred Share Certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Preferred Share Certificate (in accordance with Section 16(d)), registered as such Holder may request, representing the outstanding number of Preferred Shares being transferred by such Holder and, if less than the entire outstanding number of Preferred Shares is being transferred, a new Preferred Share Certificate (in accordance with Section 16(d)) to such Holder representing the outstanding number of Preferred Shares not being transferred. Such Holder and any assignee, by acceptance of the Preferred Share Certificate, acknowledge and agree that, by reason of the provisions of Section 4(c)(i) following conversion or redemption of any of the Preferred Shares, the outstanding number of Preferred Shares represented by the Preferred Shares may be less than the number of Preferred Shares stated on the face of the Preferred Shares.

(b) Lost, Stolen or Mutilated Preferred Share Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Preferred Share Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of such Preferred Share Certificate, the Corporation shall execute and deliver to such Holder a new Preferred Share Certificate (in accordance with Section 16(d)) representing the applicable outstanding number of Preferred Shares.

(c) Preferred Share Certificate Exchangeable for Different Denominations. Each Preferred Share Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Corporation, for a new Preferred Share Certificate or Preferred Share Certificate(s) (in accordance with Section 16(d)) representing in the aggregate the outstanding number of the Preferred Shares in the original Preferred Share Certificate, and each such new 16(d) will represent such portion of such outstanding number of Preferred Shares from the original Preferred Share Certificate as is designated by such Holder at the time of such surrender.

(d) Issuance of New Preferred Share Certificate. Whenever the Corporation is required to issue a new Preferred Share Certificate pursuant to the terms of this Certificate of Designations, such new Preferred Share Certificate (i) shall represent, as indicated on the face of such Preferred Share Certificate, the number of Preferred Shares remaining outstanding (or in the case of a new Preferred Share Certificate being issued pursuant to Section 16(a) or Section 16(c), the number of Preferred Shares designated by such Holder which, when added to the number of Preferred Shares represented by the other new Preferred Share Certificates issued in connection with such issuance, does not exceed the number of Preferred Shares remaining outstanding under the original Preferred Share Certificate immediately prior to such issuance of new Preferred Share Certificate), and (ii) shall have an issuance date, as indicated on the face of such new Preferred Share Certificate, which is the same as the issuance date of the original Preferred Share Certificate.

17. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder's right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate of Designations. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation's compliance with the terms and conditions of this Certificate of Designations.

18. Payment of Collection, Enforcement and Other Costs. If (a) any Preferred Shares are placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or a Holder otherwise takes action to collect amounts due under this Certificate of Designations with respect to the Preferred Shares or to enforce the provisions of this Certificate of Designations or (b) there occurs any bankruptcy, reorganization, receivership of the Corporation or other proceedings affecting Corporation creditors' rights and involving a claim under this Certificate of Designations, then the Corporation shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys' fees and disbursements.

19. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations. Terms used in this Certificate of Designations and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Required Holders.

20. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 20 shall permit any waiver of any provision of Section 20.

21. Dispute Resolution.

(a) Submission to Dispute Resolution.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, Triggering Event Conversion Price, a VWAP or a fair market value or the arithmetic calculation of a Conversion Rate, or the applicable Redemption Price (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Corporation or the applicable Holder (as the case may be) shall submit the dispute to the other party via facsimile or electronic mail (A) if by the Corporation, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by such Holder at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Corporation are unable to promptly resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such Triggering Event Conversion Price, such VWAP or such fair market value, or the arithmetic calculation of such Conversion Rate or such applicable Redemption Price (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Corporation or such Holder (as the case may be) of such dispute to the Corporation or such Holder (as the case may be), then such Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Corporation shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 21(a) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the "**Dispute Submission Deadline**") (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the "**Required Dispute Documentation**") (it being understood and agreed that if either such Holder or the Corporation fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such

investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Corporation and such Holder or otherwise requested by such investment bank, neither the Corporation nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Corporation and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Corporation and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Corporation, and such investment bank's resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b) Miscellaneous. The Corporation expressly acknowledges and agrees that (i) this Section 21 constitutes an agreement to arbitrate between the Corporation and each Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules ("**CPLR**") and that any Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 21, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 8(a), (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank's resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the applicable Holder (and only such Holder with respect to disputes solely relating to such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 21 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 21 and (v) nothing in this Section 21 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 21).

22. Notices; Currency; Payments.

(a) Notices. The Corporation shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations,

unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(b) Currency. All dollar amounts referred to in this Certificate of Designations are in United States Dollars ("**U.S. Dollars**"), and all amounts owing under this Certificate of Designations shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. "**Exchange Rate**" means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Certificate of Designations, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

(c) Payments. Whenever any payment of cash is to be made by the Corporation to any Person pursuant to this Certificate of Designations, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a certified check drawn on the account of the Corporation and sent via overnight courier service to such Person at such address as previously provided to the Corporation in writing (which address, in the case of each of the Buyers (as defined in the Securities Purchase Agreement), shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that such Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Corporation with prior written notice setting out such request and such Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Certificate of Designations is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Corporation in an amount equal to interest on such amount at the rate of eighteen percent (18%) per annum from the date such amount was due until the same is paid in full ("**Late Charge**").

23. Waiver of Notice. To the extent permitted by law, the Corporation hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in

connection with the delivery, acceptance, performance, default or enforcement of this Certificate of Designations and the Securities Purchase Agreement.

24. Governing Law. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by Section 21 above, the Corporation hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Corporation in any other jurisdiction to collect on the Corporation's obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 21. **THE CORPORATION HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS CERTIFICATE OF DESIGNATIONS OR ANY TRANSACTION CONTEMPLATED HEREBY.**

25. Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Corporation in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 2425 referred to as the "**Judgment Currency**") an amount due in U.S. dollars under this Certificate of Designations, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 25(a)(ii) being hereinafter referred to as the "**Judgment Conversion Date**").

(b) If in the case of any proceeding in the court of any jurisdiction referred to in Section 25(a)(ii) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Corporation under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Certificate of Designations.

26. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

27. Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Corporation to the applicable Holder and thus refunded to the Corporation.

28. Stockholder Matters; Amendment.

(a) Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Corporation pursuant to the NRS, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Corporation's stockholders or at a duly called meeting of the Corporation's stockholders, all in accordance with the applicable rules and regulations of the NRS. This provision is intended to comply with the applicable sections of the NRS permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b) Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or

written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the NRS and the Articles of Incorporation.

29. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a) "**1934 Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b) "**Additional Amount**" means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid dividends on such Preferred Share.

(c) "**Affiliate**" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(d) "**Adjustment Right**" means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 8(a)) of shares of Common Stock (other than rights of the type described in Section 7(a) hereof) that could result in a decrease in the net consideration received by the Corporation in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(e) "**Approved Stock Plan**" means any employee benefit plan or agreement which has been approved by the Board of Directors of directors of the Corporation prior to or subsequent to the Subscription Date pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Corporation in their capacity as such.

(f) "**Attribution Parties**" means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Initial Issuance Date, directly or indirectly managed or advised by a Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of such Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Corporation's Common Stock would or could be aggregated with such Holder's and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act. For clarity, the purpose of the foregoing is to subject collectively such Holder and all other Attribution Parties to the Maximum Percentage.

(g) "**Bankruptcy Triggering Events**" means each of the following events:

(i) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Corporation or any Subsidiary and, if instituted against the Corporation or any Subsidiary by a third party, shall not be dismissed within thirty (30) days of their initiation;

(ii) the commencement by the Corporation or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(iii) the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Corporation or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Corporation or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Corporation or any Subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(h) "**Black Scholes Consideration Value**" means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the "OV" function on Bloomberg utilizing (i) an underlying price per share equal to the

Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(i) "**Bloomberg**" means Bloomberg, L.P.

(j) "**Business Day**" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(k) "**Change of Control**" means any Fundamental Transaction other than (i) any merger of the Corporation or any of its, direct or indirect, wholly-owned Subsidiaries with or into any of the foregoing Persons, (ii) any reorganization, recapitalization or reclassification of the shares of Common Stock in which holders of the Corporation's voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, such holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the Board of Directors of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (iii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Corporation or any of its Subsidiaries. Provided, however, it shall not be deemed to be a Fundamental Transaction if the Corporation enters into a subsidiary merger with Timefire LLC and issues its members merger consideration consisting of (i) 414 million shares of Common Stock, (ii) warrants to purchase 28 million shares of Common Stock and (iii) contingent warrants only exercisable under certain circumstances and provided further that no more than 33 million shares of Common Stock may be issuable under an Equity Incentive Plan as of the closing of such merger.

(l) "**Change of Control Redemption Premium**" means 120%.

(m) "**Closing Bid Price**" and "**Closing Sale Price**" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading

market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the "pink sheets" by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Corporation and the Required Holder. If the Corporation and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 21. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

(n) "**Closing Date**" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Corporation initially issued the Preferred Shares and the Warrants pursuant to the terms of the Securities Purchase Agreement.

(o) "**Common Stock**" means (i) the Corporation's shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(p) "**Convertible Securities**" means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(q) "**Eligible Market**" means The New York Stock Exchange, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(r) "**Event Market Price**" means, with respect to any Stock Combination Event Date, 125% of the quotient determined by dividing (x) the sum of the VWAP of the Common Stock for each of the five (5) lowest Trading Days during the twenty (20) consecutive Trading Day period ending and including the Trading Day immediately preceding the sixteenth (16th) Trading Day after such Stock Combination Event Date, divided by (y) five (5).

(s) "**Excluded Securities**" means (i) shares of Common Stock, restricted stock units or standard options to purchase Common Stock issued to directors, officers or employees of the Corporation for services rendered to the Corporation in their capacity as such pursuant to an Approved Stock Plan (as defined above), provided that the exercise

price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (other than in accordance with the terms thereof in effect as of the Subscription Date) from the conversion price in effect as of the Subscription Date (whether pursuant to the terms of such Convertible Securities or otherwise), none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares or otherwise pursuant to the terms of this Certificate of Designations; provided, that the terms of this Certificate of Designations are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date), (iv) the shares of Common Stock issuable upon exercise of the Warrants or warrants required to be issued under the Securities Purchase Agreement pursuant to which the Series A was issued; provided, that the terms of the Warrants and warrants are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date),(v) securities issued to any Placement Agent or other registered broker-dealers as reasonable commissions or fees in connection with any financing transactions, (vi) securities issued pursuant to a merger, acquisition or similar transaction; provided that (A) the primary purpose of such issuance is not to raise capital, (B) the purchaser or acquirer of such securities in such issuance solely consists of either (1) the actual participants in such transactions, (2) the actual owners of such assets or securities acquired in such merger, acquisition or similar transaction, (3) the shareholders, partners or members of the foregoing Persons and (4) Persons whose primary business does not consist of in investing in securities, and (C) the number or amount (as the case may be) of such shares of Common Stock issued to such Person by the Corporation shall not be disproportionate to such Person's actual participation in such strategic licensing or development transactions or ownership of such assets or securities to be acquired by the Corporation (as applicable) or (vii) a strategic transaction approved by a majority of the disinterested directors of the Corporation, provided that (A) any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, (B) the primary purpose of such issuance is not to raise capital, (C) the purchaser or acquirer of such securities in such issuance solely consists of either (1) the actual participants in such strategic transactions, (2) the actual owners of such strategic assets or securities acquired in such merger or

acquisition, (3) the shareholders, partners or members of the foregoing Persons and (4) Persons whose primary business does not consist of in investing in securities, and (D) the number or amount (as the case may be) of such shares of Common Stock issued to such Person by the Corporation shall not be disproportionate to such Person's actual participation in such strategic licensing or development transactions or ownership of such strategic assets or securities to be acquired by the Corporation (as applicable). The issuance of the securities in connection with the last sentence of the definition of Change of Control, below, and the Common Stock issuable upon exercise of the warrants referred to therein shall be deemed to be Excluded Securities.

(t) "**Fundamental Transaction**" means (A) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Corporation is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Corporation or any of its "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Corporation to be subject to or have its Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its Common Stock, (B) that the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock, (y) at least 50% of the aggregate ordinary voting

power represented by issued and outstanding Common Stock not held by all such Subject Entities as of the date of this Certificate of Designations calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Corporation sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Corporation to surrender their shares of Common Stock without approval of the shareholders of the Corporation or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(u) "**Group**" means a "group" as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(v) "**Holder**" or "**Holders**" means a holder of Preferred Shares.

(w) "**Holder Pro Rata Amount**" means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Securities Purchase Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders pursuant to the Securities Purchase Agreement on the Initial Issuance Date.

(x) "**Initial Issuance Date**" means the Subscription Date.

(y) "**Liquidation Event**" means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries, taken as a whole.

(z) "**Options**" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(aa) "**Parent Entity**" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(bb) "**Person**" means an individual, a limited liability Corporation, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(cc) "**Principal Market**" means the OTCQB.

(dd) "**Redemption Notices**" means, collectively, the Triggering Events Redemption Notices and the Change of Control Redemption Notices, and each of the foregoing, individually, a "**Redemption Notice.**"

(ee) "**Redemption Premium**" means 120%.

(ff) "**Redemption Prices**" means, collectively, Triggering Event Redemption Prices and the Change of Control Redemption Prices, and each of the foregoing, individually, a "**Redemption Price.**"

(gg) "**SEC**" means the Securities and Exchange Commission or the successor thereto.

(hh) "**Securities Purchase Agreement**" means that certain securities purchase agreement by and among the Corporation and the initial holders of Preferred Shares, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(ii) "**Stated Value**" shall mean $11.25 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(jj) "**Subject Entity**" means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(kk) "**Subscription Date**" with respect to any Holder means the date as of which both the Holder and the Corporation have executed the Securities Purchase Agreement.

(ll) "**Subsidiary**" when used with respect to any Person, means any corporation or other organization, whether incorporated or unincorporated, of which (A) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person (through ownership of securities, by contract or otherwise) or (B) such Person or any subsidiary of such Person is a general partner of any general partnership or a manager of any limited liability company.

(mm) "**Successor Entity**" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(nn) "**Trading Day**" means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that "Trading Day"

shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(oo) "**Transaction Documents**" means the Securities Purchase Agreement, this Certificate of Designations, the Warrants and each of the other agreements and instruments entered into or delivered by the Corporation or any of the Holders in connection with the transactions contemplated by the Securities Purchase Agreement, all as may be amended from time to time in accordance with the terms thereof.

(pp) "**Triggering Event Conversion Price**" means, as of any Triggering Event Conversion Date, 75% of the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Day period immediately prior to such Triggering Event Conversion Date. All such determinations to be appropriate adjusted for any stock split, stock dividend, stock combination or other similar transaction during such measuring period.

(qq) "**Triggering Events**" means each of the following events:

(i) the suspension from trading or failure of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days;

(ii) Except as may be provided in a separate written agreement, the Corporation's notice, written or oral, to any holder of Preferred Shares or Warrants, including, without limitation, by way of public announcement or through any of its agents, at any time, of its intention not to comply, as required, with a request for exercise of any Warrants for Warrant Shares in accordance with the provisions of the Warrants or a request for conversion of any Preferred Shares into shares of Common Stock that is requested in accordance with the provisions of this Certificate of Designations, other than pursuant to Section 4(d) hereof.

(iii) Except as other provided herein, at any time following the tenth (10th) consecutive day that a Holder's Authorized Share Allocation (as defined in Section 10(a) above) is less than 300% of the number of shares of Common Stock that such Holder would be entitled to receive upon a conversion, in full, of all of the Preferred Shares then held by such Holder (without regard to any limitations on conversion set forth in this Certificate of Designations);

(iv) the Corporation's failure to pay any amount when and as due under this Certificate of Designations (including, without limitation, the Corporation's failure to pay any redemption payments or amounts hereunder), the Securities

Purchase Agreement or any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby (in each case, whether or not permitted pursuant to the NRS), except, in the case of a failure to pay Late Charges when and as due, in each such case only if such failure remains uncured for a period of at least three (3) Trading Days;

(v) the Corporation, on two or more occasions, either (A) fails to cure a Conversion Failure or a Delivery Failure (as defined in the Warrants) by delivery of the required number of shares of Common Stock within five (5) Trading Days after the applicable Conversion Date or Exercise Date (as defined in the Warrants) (as the case may be) or (B) fails to remove any restrictive legend on any certificate or any shares of Common Stock issued to such Holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Securities Purchase Agreement) acquired by such Holder under the Securities Purchase Agreement as and when required by such Securities or the Securities Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least five (5) Trading Days;

(vi) the occurrence of any default under, redemption of or acceleration prior to maturity of at least an aggregate of $50,000 of indebtedness (as defined in the Securities Purchase Agreement) of the Corporation or any of its Subsidiaries;

(vii) any Bankruptcy Triggering Event occurs;

(viii) a final judgment or judgments for the payment of money aggregating in excess of $50,000 are rendered against the Corporation and/or any of its Subsidiaries and which judgments are not, within thirty (30) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $150,000 amount set forth above so long as the Corporation provides each Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to each Holder) to the effect that such judgment is covered by insurance or an indemnity and the Corporation or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

(ix) the Corporation and/or any Subsidiary, individually or in the aggregate, either (i) fails to pay, when due, or within any applicable grace period, any payment with respect to any indebtedness in excess of $50,000 due to any third party (other than, with respect to unsecured indebtedness only, payments contested by the Corporation and/or such Subsidiary (as the case may be) in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing in an amount in excess of

$50,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder, or (ii) suffer to exist any other circumstance or event that would, with or without the passage of time or the giving of notice, result in a default or event of default under any agreement binding the Corporation or any Subsidiary, which default or event of default would or is likely to have a material adverse effect on the business, assets, operations (including results thereof), liabilities, properties, condition (including financial condition) or prospects of the Corporation or any of its Subsidiaries, individually or in the aggregate;

(x) other than as specifically set forth in another clause of this definition, the Corporation or any Subsidiary breaches any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) or any covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of five (5) consecutive Trading Days; or

(xi) a false or inaccurate certification (including a false or inaccurate deemed certification) by the Corporation as to whether any Triggering Event has or has not occurred;

(xii) any Material Adverse Effect (as defined in the Securities Purchase Agreement) occurs; or

(xiii) any provision of any Transaction Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Corporation or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document.

(rr) "**VWAP**" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the

lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Corporation and the Required Holders. If the Corporation and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 21. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

(ss) "**Warrants**" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

(tt) "**Warrant Shares**" means, collectively, the shares of Common Stock issuable upon exercise of the Warrants.

30. Disclosure. Upon receipt or delivery by the Corporation of any notice in accordance with the terms of this Certificate of Designations, unless the Corporation has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Corporation believes that a notice contains material, non-public information relating to the Corporation or any of its Subsidiaries, the Corporation so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, such Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Corporation or any of its Subsidiaries. If the Corporation or any of its Subsidiaries provides material non-public information to a Holder that is not simultaneously filed in a Current Report on Form 8-K and such Holder has not agreed to receive such material non-public information, the Corporation hereby covenants and agrees that such Holder shall not have any duty of confidentiality to the Corporation, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. Nothing contained in this Section 30 shall limit any obligations of the Corporation, or any rights of any Holder, under the Securities Purchase Agreement.

31. Authorized Capital Limitation. Notwithstanding anything in this Certificate of Designations to the contrary, prior to November 30, 2016 the Holder shall not be entitled to any remedy if conversion of Preferred Shares or Warrants is precluded due to there not being more than 500,000,000 shares of authorized Common Stock. Furthermore, in such event prior to November 30, 2016, it shall not be deemed to be a Triggering Event if the Corporation is unable to permit conversion of Preferred Shares or the exercise of warrants due to the 500,000,000 share Common Stock limitation.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series A Convertible Preferred Stock of EnergyTek Corp. to be signed by its Chief Executive Officer and Secretary on this 7th day of September, 2016.

ENERGYTEK CORP.

By: ______________________________
Jonathan Read, Chief Executive Officer

EXHIBIT I

ENERGYTEK CORP.
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of EnergyTek Corp. (the "**Certificate of Designations**"). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $0.01 par value per share (the "**Preferred Shares**"), of EnergyTek Corp., a Delaware corporation (the "**Corporation**"), indicated below into shares of common stock, $0.001 value per share (the "**Common Stock**"), of the Corporation, as of the date specified below.

Date of Conversion: ______________________________

Aggregate number of Preferred Shares to be converted ______________________________

Aggregate Stated Value of such Preferred Shares to be converted: ______________________________

Aggregate accrued and unpaid dividends and accrued and unpaid Late Charges with respect to such Preferred Shares and such aggregate dividends to be converted: ______________________________

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED: ______________________________

Please confirm the following information:

Conversion Price: ______________________________

Number of shares of Common Stock to be issued: ______________________________

Please issue the Common Stock into which the applicable Preferred Shares are being converted to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ______________________________

____

______________________ ___________________________________

______________________________ ________________________

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ____________________________________

DTC Number: ____________________________________

Account Number: ____________________________________

Date: ____________ __, _____

____
Name of Registered Holder

By: ____________________
Name:
Title:

Tax ID:___________________

Facsimile:_________________

E-mail Address:

EXHIBIT II

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs ________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ____________, 20__ from the Corporation and acknowledged and agreed to by ______________________.

ENERGYTEK CORP.

By:______________________________
Name:
Title:

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske (signature)	**20160500154-04**
Barbara K. Cegavske	Filing Date and Time
Secretary of State	**11/14/2016 5:00 PM**
State of Nevada	Entity Number
	C6791-2001

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

EnergyTek Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. Name of Company: The name of the corporation is TimefireVR Inc.

Article 4. Authorized Shares: The last paragraph of Article 4 shall be replaced with the following:
As of the close of business on November 21, 2016 (4:01 p.m. Eastern Daylight Time) (the "Reverse Split Date"), each ten shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the "Old Common Stock") automatically and without any action on the part of the holder thereof will be reclassified and changed into one share of new common stock, par value $.001 per share (referred to in this paragraph as the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock (the "Old Certificates") will be entitled to (continued on Attachment Page)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: October 11, 2016

4. Effective date and time of filing: (optional) Date: November 21, 2016 Time: 4:01 pm EDT

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X (signature)

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

receive, upon surrender of such Old Certificates to the Company for cancellation, a certificate or certificates (the "New Certificates", whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued. In lieu of any such fractional shares of New Common Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Company for cancellation, a New Certificate representing the number of shares such shareholder would otherwise be entitled to rounded up to the next whole share. If more than one Old Certificates shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Company shall carry forward any fractional share until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer. From and after the Reverse Split Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be an amount equal to the product of the number of issued and outstanding shares of New Common Stock and the $0.001 par value of each such share.